UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, For Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Section 240.14a-12

ARMOR HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ARMOR HOLDINGS, INC.

13386 INTERNATIONAL PARKWAY
JACKSONVILLE, FLORIDA 32218

May 23, 2005

To Our Stockholders:

On behalf of the Board of Directors of Armor Holdings, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Wednesday, June 22, 2005, at 10:00 A.M., New York City time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2004 Annual Report was previously mailed to you.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

ARMOR HOLDINGS, INC.

Warren B. Kanders Chief Executive Officer

ARMOR HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 22, 2005

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of the Stockholders, and any adjournments or postponements thereof, of Armor Holdings, Inc., which will be held on Wednesday, June 22, 2005, at 10:00 A.M., New York City time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, for the following purposes:

1.	To elect seven members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Armor Holdings, Inc.'s independent auditors for the fiscal year ending December 31, 2005 (Proposal 2);

3.	To consider and vote upon a proposal to adopt a new long-term stock incentive plan pursuant to which an aggregate of 2,500,000 shares of Armor Holdings, Inc.'s common stock will be reserved for issuance and available under such plan (Proposal 3);

4.	To consider and vote upon a proposal to adopt a new annual incentive plan designed to allow for the award of "performance based compensation" under Section 162(m) of the Internal Revenue Code (Proposal 4); and

5.	To transact such other business as may properly be brought before the meeting, including proposals to adjourn or postpone the meeting.

Stockholders of record at the close of business on April 28, 2005 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors

Philip A. Baratelli Secretary

May 23, 2005

ARMOR HOLDINGS, INC.
13386 INTERNATIONAL PARKWAY
JACKSONVILLE, FLORIDA 32218

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

JUNE 22, 2005

INTRODUCTION

Proxy Solicitation and General Information

This Proxy Statement and the enclosed Proxy Card are being furnished to the holders of common stock, par value $.01 per share, of Armor Holdings, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as "Armor Holdings," "Company," "we," or "us"), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Wednesday, June 22, 2005 at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, at 10:00 A.M., New York City time, and at any adjournments or postponements thereof. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 23, 2005. Our principal executive offices are located at 13386 International Parkway, Jacksonville, Florida 32218.

At the meeting, stockholders will be asked:

1.	To elect seven members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Armor Holdings' independent auditors for the fiscal year ending December 31, 2005 (Proposal 2);

3.	To consider and vote upon a proposal to adopt a new long-term stock incentive plan (the "2005 Stock Incentive Plan") pursuant to which an aggregate of 2,500,000 shares of Armor Holdings' common stock will be reserved for issuance and available under such plan (Proposal 3);

4.	To consider and vote upon a proposal to adopt a new annual incentive plan (the "2005 Annual Incentive Plan") designed to allow for the award of "performance based compensation" under Section 162(m) of the Internal Revenue Code (Proposal 4); and

5.	To transact such other business as may properly be brought before the meeting, including proposals to adjourn or postpone the meeting.

The Board of Directors has fixed the close of business on April 28, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy authorized in writing.

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxies which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1), FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Armor Holdings' independent auditors for the fiscal year ending December 31, 2005 (Proposal 2), FOR the approval of the 2005 Stock Incentive Plan (Proposal 3), and FOR the approval of the 2005 Annual Incentive Plan (Proposal

4). A stockholder who so desires may revoke his proxy at any time before it is voted at the meeting by: (i) delivering written notice to us (attention: Secretary); (ii) duly executing and delivering a proxy bearing a later date; or (iii) casting a ballot at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a proxy.

The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding and Entitled to Vote

Only stockholders as of the close of business on April 28, 2005 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, there were 34,535,765 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own 5% or more of our common stock.

Our common stock is traded on the New York Stock Exchange under the symbol "AH". On May 19, 2005, the last full trading date prior to the printing and mailing of this Proxy Statement, the reported closing price for the common stock on the New York Stock Exchange was $35.74. Stockholders are urged to obtain the current market quotation for the shares of our common stock.

Required Votes

The presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of stock entitled to vote constitutes a quorum for the transaction of business. Each share of Armor Holdings common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval of (i) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2005 (Proposal 2); (ii) the approval of the 2005 Stock Incentive Plan (Proposal 3); and (iii) the approval of the 2005 Annual Incentive Plan (Proposal 4).

An independent inspector of elections appointed by our transfer agent or us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2005 (Proposal 2), the approval of the 2005 Stock Incentive Plan (Proposal 3), and the approval of the 2005 Annual Incentive Plan (Proposal 4), an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the voting for Proposals 2, 3 and 4.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation

Armor Holdings will bear the costs of the solicitation of proxies for the Annual Meeting of Stockholders to be held on June 22, 2005. Armor Holdings has retained the proxy solicitation firm of MacKenzie Partners, Inc. to assist it in the distribution and solicitation of proxies. Armor Holdings will pay MacKenzie Partners, Inc. a fee of $7,500, plus reasonable expenses, for these services. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

It is desirable that as large a proportion as possible of the stockholders' interests be represented at the meeting. Therefore, even if you intend to be present at the meeting, please sign and return the enclosed Proxy Card to ensure that your stock will be represented. If you are present at the meeting and desire to do so, you may withdraw your proxy and vote in person by giving written notice to the Secretary of Armor Holdings. Please return your executed Proxy Card promptly.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of April 27, 2005 the number of shares and percentage of our common stock owned by (i) each person known to us to beneficially own five percent or more of our common stock, (ii) each of our directors and nominees for director, (iii) each of our executive officers set forth in the Summary Compensation Table on page 18, and (iv) our executive officers, directors and nominees for director as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218.

Name	Amount and nature of beneficial ownership (1)	Percentage (16)
Warren B. Kanders and Kanders Florida Holdings, Inc. (2)	3,879,113	10.7%
T. Rowe Price Associates, Inc. (3)	2,813,300	8.1%
FleetBoston Financial Corporation (4)	2,065,005	6.0%
Friess Associates LLC (5)	1,768,900	5.1%
Robert R. Schiller (6)	916,705	2.6%
Stephen Croskrey (7)	249,423	*
Nicholas Sokolow (8)	188,291	*
Burtt R. Ehrlich (9)	113,880	*
Thomas W. Strauss (10)	128,591	*
David R. Haas (11)	9,375	*
Glenn J. Heiar (12)	270,692	*
Deborah A. Zoullas (13)	37,169	*
Robert F. Mecredy (14)	227,424	*
All directors, nominees for directors and executive officers as a group (11 persons) (15)	6,222,580	16.5%

* Less than 1%.

(1)	As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of April 27, 2005.

(2)	The amount of securities reported as beneficially owned includes: (i) 2,098,395 shares held by Kanders Florida Holdings, Inc., of which Mr. Kanders is the sole stockholder and sole director and (ii) 117,100 shares of restricted stock sales of which will be restricted until November 11, 2005; upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired, it shall be extended for an additional five year period; upon a change in control of the Company, any lock-up release period that is still in effect in respect of such shares upon the occurrence of such change in control shall terminate. The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 328,800 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 1, 2007; 100,000 shares will be restricted from sale until January 1, 2008; 128,800 shares will be restricted from sale until January 1, 2009; and 50,000 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up periods have not yet expired, they shall each be extended for an additional five year period; (ii) 110,000 shares at an exercise price of $23.93 per share; (iii) 225,000 shares at an exercise price of $24.07 per share; (iv) 250,000 shares at an exercise price of $24.07 per share; sales of common stock issued upon an exercise of any such options will be restricted from sale until December 31, 2006; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired, it shall be extended for an additional five year period; (v) 100,000 shares at an exercise price of $14.32 per share; (vi) 200,000 shares at an exercise price of $14.32 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 100,000 shares will be restricted from sale until July 26, 2005, and 100,000 shares will be restricted from sale until July 26, 2006; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (vii) 8,125 shares at an exercise price of $14.44 per share; (viii) 83,333 shares at an exercise price of $28.90 per share; (ix) 166,667 shares at an exercise price of $28.90 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 83,333 shares will be restricted from sale until January 1, 2006, and 83,334 shares will be restricted from sale until January 1, 2007; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (x) 150,000 shares at an exercise price of $45.93 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 3, 2006; 50,000 shares will be restricted from sale until January 3, 2007; and 50,000 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period. The amount of securities reported as beneficially owned excludes: (i) 9,228 shares of common stock awarded to the reporting person by the issuer as a restricted stock award, of which 4,614 shares vest on each of February 9, 2006, and February 9, 2007; (ii) 11,170 shares of common stock awarded to the reporting person by the issuer as a restricted stock award, of which 3,723 shares vest on each of January 1, 2006 and 2007, and 3,724 shares vest on January 1, 2008; and (iii) 4,760 shares held for the benefit of Mr. Kanders' children.

(3)	This information has been obtained from Schedule 13G/A filed by T. Rowe Price Associates, Inc. on February 15, 2005. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(4)	This information has been obtained from the Schedule 13G filed by FleetBoston Financial Corporation on February 13, 2004. The address of FleetBoston Financial Corporation is 100 Federal Street, Boston, MA 02110.

(5)	This information has been obtained from Schedule 13G filed by Friess Associates LLC on February 14, 2005. The address of Friess Associates LLC is 115 E. Snow King, Jackson, WY 83001.

(6)	The amount of securities reported as beneficially owned includes 95,325 shares of restricted stock sales of which will be restricted until November 11, 2005; upon Mr. Schiller's voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired, it shall be extended for an additional five year period; upon a change in control of the Company, any lock-up release period that is still in effect in respect of such shares upon the occurrence of such change in control shall terminate. The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 219,200 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 1, 2007; 66,666 shares will be restricted from sale until January 1, 2008; 85,867 shares will be restricted from sale until January 1, 2009; and 33,334 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Schiller's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (ii) 50,000 shares at an exercise price of $23.93 per share; (iii) 66,666 shares at an exercise price of $17.12 per share; (iv) 133,334 shares at an exercise price of $17.12 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 66,667 shares will be restricted from sale until October 8, 2005, and 66,667 shares will be restricted from sale until October 8, 2006; in addition, upon Mr. Schiller's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (v) 100,694 shares at an exercise price of $15.05 per share; (vi) 50,000 shares at an exercise price of $15.05 per share; sales of common stock issued upon an exercise of any such options will be restricted from sale until December 31, 2005; in addition, upon Mr. Schiller's voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired, it shall be extended for an additional five year period; and (vii) 100,000 shares at an exercise price of $45.93 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 3, 2006; 33,333 shares will be restricted from sale until January 3, 2007; and 33,334 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Schiller's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period. The amount of securities reported as beneficially owned excludes: (i) 11,170 shares of restricted stock 3,723 shares of which will vest on each of January 1, 2006 and 2007, and 3,724 shares of which will vest on January 1, 2008; and (ii) 6,921 shares of restricted stock which vests on February 9, 2007.

(7)	Mr. Croskrey, our former President and CEO, Products Division, terminated his employment with the Company effective March 7, 2005, and the information contained in this table is as of that date. The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase 10,000 share at an exercise price of $44.76 per share. The amount of securities reported as beneficially owned excludes: (i) 2,851 shares of restricted stock which will vest on December 31, 2006 and (ii) 1,954 shares of restricted stock which will vest on March 7, 2008.

(8)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 9,000 shares at an exercise price of $3.75 per share; (ii) 10,000 shares at an exercise price of $9.6875 per share, (iii) 10,000 shares at an exercise price of $13.1875 per share, (iv) 12,500 shares at an exercise price of $14.44 per share, (v) 12,500 shares at an exercise price of $24.07 per share, (vi) 15,000 shares at an exercise price of $14.32 per share, and (vii) 9,375 shares at an exercise price of $35.40 per share. Also includes 60,000 shares owned by S.T. Investors Fund, LLC, a limited liability company of which Mr. Sokolow is a member, 10,000 shares owned by Mr. Sokolow's profit sharing plan and 11,200 shares held for the benefit of Mr. Sokolow's children and of which Mr. Sokolow disclaims beneficial ownership. The amount of securities reported as beneficially owned excludes stock options to purchase 3,125 shares at an exercise price of $35.40 which vests on June 30, 2005.

(9)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 12,500 shares at an exercise price of $24.07 per share and (ii) 9,375 shares at an exercise price of $35.40 per share. Excludes: (i) 5,000 shares owned by Mr. Ehrlich's children; (ii) 6,500 shares in trust for the benefit of his children, of which Mr. Ehrlich's spouse is trustee; and (iii) 400 shares owned by Mr. Ehrlich's spouse's individual retirement account of which Mr. Ehrlich disclaims beneficial ownership. The amount of securities reported as beneficially owned also excludes stock options to purchase 3,125 shares at an exercise price of $35.40 per share which vest on June 30, 2005.

(10)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 46,591 shares at an exercise price of $7.50 per share (ii) 10,000 shares at an exercise price of $9.6875 per share, (iii) 10,000 shares at an exercise price of $13.1875 per share, (iv) 12,500 shares at an exercise price of $14.44 per share, (v) 12,500 shares at an exercise price of $24.07 per share, (vi) 12,000 shares at an exercise price of $14.32 per share, and (vii) 9,375 shares at an exercise price of $35.40 per share. The amount of securities reported as beneficially owned excludes stock options to purchase 3,125 shares at an exercise price of $35.40 which vests on June 30, 2005.

(11)	The amount of securities reported as beneficially owned includes presently exercisable stock options to purchase 9,375 shares at an exercise price of $35.40. The amount of securities reported as beneficially owned excludes stock options to purchase 3,125 shares at an exercise price of $35.40 which vests on June 30, 2005.

(12)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 75,000 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. Heiar's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (ii) 20,000 shares at an exercise price of $28.46; (iii) 80,000 shares at an exercise price of $28.46; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 20,000 shares will be restricted from sale until March 11, 2006; 20,000 shares will be restricted from sale until March 11, 2007; 20,000 shares will be restricted from sale until March 11, 2008; and 20,000 shares will be restricted from sale until March 11, 2009; in addition, upon Mr. Heiar's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (iv) 54,391 shares at an exercise price of $21.75; and (v) 25,000 shares at an exercise price of $44.76; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the "Vesting Date"), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date. The amount of securities reported as beneficially owned excludes: (i) 1,954 shares of restricted stock of which 651 will vest on each of January 1, 2006 and 2007, and 652 shares of which will vest on January 1, 2008; (ii) 25,000 shares of restricted stock which will vest upon a change of control of the Company; (iii) 2,000 shares of restricted stock which vests on December 31, 2005; and (iv) 1,520 shares of restricted stock which vests on December 31, 2006.

(13)	The amount of securities reported as beneficially owned also includes presently exercisable stock options to purchase: (i) 15,794 shares at an exercise price of $13.98; (ii) 12,000 shares at an exercise price of $14.32 per share, and (iii) 9,375 shares at an exercise price of $35.40 per share. The amount of securities reported as beneficially owned excludes stock options to purchase 3,125 shares at an exercise price of $35.40 per share which vest on June 30, 2005.

(14)	Includes stock options to purchase: (i) 8,333 shares at an exercise price of $23.09 which are presently exercisable; (ii) 66,667 shares at an exercise price of $17.12 which are presently exercisable; sales of common stock issued upon an exercise of any such options are subject to the following lockup restrictions: 33,333 shares will be restricted from sale until October 8, 2005, and 33,334 shares will be restricted from sale until October 8, 2006; in addition, upon Mr. Mecredy's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lockup periods which have not yet expired shall be extended for an additional five year period; (iii) 75,000 shares at an exercise price of $44.76 which are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to the following lockup restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the "Vesting Date"), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date; and (iv) 75,000 shares at an exercise price of $37.90 which are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to the following lockup restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon the Mr. Mecredy's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lockup periods which have not yet expired shall be extended for an additional five year period. Excluded are the following unvested grants of restricted stock: (i) 3,351 shares of which 1,117 shares will vest on each of January 1, 2006, January 1, 2007, and January 1, 2008; (ii) 25,000 shares which will vest upon a change of control of the Company; (iii) 2,400 shares which will vest on December 31, 2005; and (iv) 1,900 shares which will vest on December 31, 2006.

(15)	See footnotes (2) and (6) through (14).

(16)	Percent is based on 34,535,765 shares of common stock outstanding as of April 27, 2005.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficial owner of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS

The table below shows the number of options and range of exercise prices we granted to various employees and directors during our fiscal year ended December 31, 2004 under our 1999 Stock Incentive Plan and Amended and Restated 2002 Stock Incentive Plan (the "2002 Stock Incentive Plan").

Plan Name	Number of Grants	Grant Price Ranges
1999 Stock Incentive Plan	28,000	$33.04 - $33.92
2002 Stock Incentive Plan	951,000	$28.46 - $41.85

The following table sets forth certain information regarding our equity plans at December 31, 2004.

Plan Category	(A)	(B)	(C)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	2,898,516	$23.08	1,648,012
Equity compensation plans not approved by security holders	260,000	$23.93	0
Total	3,158,516

The table below shows the number of options and range of exercise prices we granted to various employees and directors during our quarter ended March 31, 2005 under our 1999 Stock Incentive Plan and 2002 Stock Incentive Plan.

Plan Name	Number of Grants	Grant Price Ranges
1999 Stock Incentive Plan	130,000	$37.90 - $44.76
2002 Stock Incentive Plan	1,300,000	$37.90 - $45.93

The following table sets forth certain information regarding our equity plans at March 31, 2005.

Plan Category	(A)	(B)	(C)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	4,220,026	$29.76	156,345
Equity compensation plans not approved by security holders	160,000	$23.93	0
Total	4,380,026

Certain of the unvested stock options previously granted to employees were accelerated on March 25, 2005, are presently exercisable and are subject to lock-up restrictions of varying durations. In addition, on March 25, 2005, the Company accelerated the issuance of certain stock options that the Company would have awarded in the future to Mr. Kanders, Mr. Schiller, Mr. Heiar, Mr. Mecredy and Mr. Scott O'Brien. The newly awarded stock options were vested upon issuance, are presently exercisable and are subject to lock-up restrictions of varying durations which coincide with the original vesting schedules. For more information regarding the recently accelerated stock options, please see the sections labeled "Executive Compensation," "Report on Executive Compensation by the Compensation Committee – Committee Actions During Fiscal Year 2005" and "Employment Agreements."

We have two non-qualified equity plans, the 2002 Executive Stock Plan and the 1998 Stock Option Plan, that have not been approved by stockholders. The 2002 Executive Stock Plan provides for the grant of a total of 470,000 stock options and stock awards to our key employees. The Board of Directors, or a committee designated by the Board consisting of two or more independent directors, is authorized to set the price and terms and conditions of the options and awards granted under the 2002 Executive Stock Plan. Options under the 2002 Executive Stock Plan are substantially the same as the 2002 Stock Incentive Plan except that we may only grant non-qualified stock options under the 2002 Executive Stock Plan. The 2002 Executive Stock Plan was adopted on March 13, 2002 and all shares available for grant under the 2002 Executive Stock Plan were granted to our executive officers on March 13, 2002.

The 1998 Stock Option Plan provides for the grant of a total of 725,000 stock options to our key employees. The Board of Directors, or a committee designated by the Board consisting of two or more independent directors, is authorized to set the price and terms and conditions of the options granted under the 1998 Stock Option Plan. Options under the 1998 Stock Option Plan are substantially the same as the Amended and Restated 1996 Stock Option Plan except that we may only grant non-qualified stock options under the 1998 Stock Option Plan. The 1998 Stock Option Plan was adopted on December 7, 1998 and all shares available for grant under the 1998 Stock Option Plan were granted to our executive officers effective January 1, 1999 or, if later, the renewal date of their respective employment agreements.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation, as amended, and Amended and Restated Bylaws provide that we may have between three and fifteen directors, with such number to be fixed by the Board of Directors. Effective at this time and for the purposes of the meeting, the number of directors of Armor Holdings, as fixed by the Board of Directors, is seven.

Our directors are elected annually at the annual meeting of stockholders. Their respective terms of office continue until the next annual meeting of stockholders and until their successors have been elected and qualified in accordance with our Amended and Restated Bylaws. There are no family relationships among any of our directors or executive officers.

Unless otherwise specified, each proxy received will be voted for the election of directors of the seven nominees named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated Bylaws.

The following persons have been nominated as directors:

Warren B. Kanders, 47, has served as the Founder and Chairman of our Board since January 1996 and as our Chief Executive Officer since April 9, 2003. Mr. Kanders has served as a member of the Board of Directors of Clarus Corporation since June 2002 and as the Executive Chairman of Clarus Corporation's Board of Directors since December 2002, as the Executive Chairman of the Board of Net Perceptions, Inc. since April 2004, and as the Chairman of the Board of Directors of Langer, Inc. since November 2004. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc., a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

Burtt R. Ehrlich, 65, has served as one of our directors since January 1996. Mr. Ehrlich has served as a member of the Board of Directors of Clarus Corporation since June 2002 and as a member of the Board of Directors of Langer, Inc. since February 2001. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

David R. Haas, 63, has served as one of our directors since April 2004. Mr. Haas has served as a member of the Board of Directors of Information Holdings, Inc. from July 1998 to December 2004. Since 1995, Mr. Haas has been a private investor and a financial consultant specializing in financial planning and financing in varying industries. From 1990 until 1994, Mr. Haas was Senior Vice President and Controller of Time Warner, Inc., a leading media and entertainment company. Prior to Warner Communications Inc.'s merger with Time Inc. in 1990, Mr. Haas held various senior financial positions with Warner Communications Inc.

Robert R. Schiller, 42, has served as our President since January 1, 2004 and Chief Operating Officer since April 2003. Mr. Schiller has also held other positions at Armor Holdings and has served as an Executive Vice President from November 2000 to April 2003, Chief Financial Officer and Secretary from November 2000 to March 2004, as Executive Vice President and Director of Corporate Development from January 1999 to October 2000, and as Vice President of Corporate Development from July 1996 to December 1998. Mr. Schiller graduated with a B.A. in Economics from Emory University in 1985 and received a M.B.A. from Harvard Business School in 1991.

Nicholas Sokolow, 55, has served as one of our directors since January 1996. Mr. Sokolow has served as a member of the Board of Directors of Clarus Corporation since June 2002. Mr. Sokolow has also served as a member of the Board of Directors of Net Perceptions, Inc. since April 2004. Mr. Sokolow has been a partner in the law firm of Sokolow, Carreras & Associates since 1994. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.

Thomas W. Strauss, 62, has served as one of our directors since May 1996. Mr. Strauss has served as a member of the Board of Directors of Langer, Inc. from June 2002 to June 2004. Since 1995, Mr. Strauss has been a principal with Ramius Capital Group, a privately held investment management firm. From June 1993 until July 1995, Mr. Strauss was co-chairman of Granite Capital International Group, an investment banking firm. From 1963 to 1991, Mr. Strauss served in various capacities with Salomon Brothers Inc., an investment banking and brokerage firm, including President and Vice-Chairman.

Deborah A. Zoullas, 52, has served as one of our directors since July 2002. Ms. Zoullas is a private investor. From December 1998 until December 2000, Ms. Zoullas served as the Executive Vice President of Sotheby's Holdings, Inc. and during 2000 served on its Board of Directors. From 1974 until 1996, Ms. Zoullas worked in various capacities within the Investment Banking Division of Morgan Stanley & Co. Incorporated. Ms. Zoullas is an Advisory Director of Morgan Stanley, a member of the Advisory Board of The Stanford Business School, a Director of the Helena Rubinstein Foundation and a member of the Executive Committee of The Projects Committee of Memorial Sloan Kettering.

The affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting of stockholders is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors has a long-standing commitment to sound and effective corporate governance practices. The Company's management and our Board of Directors has reviewed and continues to monitor our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of the New York Stock Exchange. Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Corporate Governance Guidelines and Documents

The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Armor Holdings for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Armor Holdings, and promoting compliance with all applicable rules and regulations that apply to Armor Holdings and its officers and directors. The foregoing materials may be accessed at www.armorholdings.com, our Internet website, at the tab "Investor Relations." In addition, you may request, without charge, a copy of our Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees by submitting a written request for any of such materials to: Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218.

Board of Directors

Our Board of Directors is currently comprised of the following six members: Warren B. Kanders, Burtt R. Ehrlich, David R. Haas, Nicholas Sokolow, Thomas W. Strauss, and Deborah A. Zoullas. During

fiscal 2004, the Board of Directors held fourteen meetings. The Board of Directors has standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2004, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All members of our Board of Directors then in office attended last year's annual stockholders meeting which was held on June 22, 2004.

In connection with the New York Stock Exchange listing requirement that non-management directors meet at regularly scheduled executive sessions without management, the Board reappointed Nicholas Sokolow as the Presiding Director for such meetings until Armor Holdings' 2006 annual meeting of stockholders. The primary responsibilities of the Presiding Director include presiding over periodic executive sessions of the non-management members of the Board and performing other duties that the Board may from time to time delegate to assist in the fulfillment of its responsibilities. The non-management members of the Board held three executive sessions during fiscal 2004.

Director Independence

In accordance with the listing requirements of the New York Stock Exchange, the Board of Directors has evaluated each of its directors' independence from Armor Holdings based on the definition of "independence" established by the New York Stock Exchange. In its review of each director's independence from Armor Holdings, the Board of Directors reviewed whether any transactions or relationships exist currently or, during the past year existed, between each director and Armor Holdings and its subsidiaries, affiliates, equity investors or independent auditors. The Board of Directors also examined whether there were any transactions or relationships between each director and members of the senior management of Armor Holdings or their affiliates. Based on the Board's review and the New York Stock Exchange's definition of "independence", the Board has determined that the Board is comprised of a majority of independent directors. The Board has also determined that each of the members of our Audit Committee is "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Stockholder Communications with Directors

Stockholders may send communications to the Board of Directors or any committee thereof by writing to the Board or any such committee at Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders may also contact the Presiding Director or any other non-management director by writing to the Presiding Director at Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218. The Presiding Director will review and distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Armor Holdings, Inc., c/o Chairman of the Audit Committee, 13386 International Parkway, Jacksonville, Florida 32218. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked "Confidential."

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors.

The committee also prepares the Audit Committee report required by the rules of Securities and Exchange Commission (the "Commission"), and the report is included in this proxy statement on page 14. During fiscal 2004, the Audit Committee consisted of Mr. Haas (Chairman), Mr. Strauss and Ms. Zoullas, all of whom were determined by the Board to be independent of Armor Holdings based on the New York Stock Exchange's definition of "independence". The Board of Directors has identified Mr. Haas as the audit committee financial expert and determined that Mr. Haas is independent of Armor Holdings based on the New York Stock Exchange's definition of "independence". The Audit Committee met eleven times during fiscal 2004. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the Annual Meeting of Stockholders held on June 22, 2004 and is also available on our Internet website, www.armorholdings.com, at the tab "Investor Relations".

Compensation Committee

The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of our executive officers and other key managerial personnel. During fiscal 2004, the Compensation Committee consisted of Messrs. Sokolow (Chairman) and Ehrlich, each of whom were determined by the Board to be independent of Armor Holdings. The Compensation Committee met twenty times during fiscal 2004, and also held numerous informal discussions during fiscal 2004. A copy of the Charter for the Compensation Committee is available on our Internet website, www.armorholdings.com, at the tab "Investor Relations".

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review Armor Holdings' corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange's listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218, who will submit them to the committee for its consideration. During fiscal 2004, the Nominating/Corporate Governance Committee consisted of Mr. Sokolow (Chairman), Mr. Ehrlich and Ms. Zoullas.

The functions of the Nominating/Corporate Governance Committee were considered at and acted upon by the entire Board of Directors during its meetings in fiscal 2004. As Messrs. Sokolow and Ehrlich and Ms. Zoullas were determined by the Board to be independent from Armor Holdings, the Nominating/Corporate Governance Committee will only be comprised of independent directors. A copy of the Nominating/Corporate Governance Committee's Charter is available on our Internet website, www.armorholdings.com, at the tab "Investor Relations".

Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in Armor Holdings; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Armor Holdings and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Armor Holdings. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms in the same manner, as follows. The Nominating/Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above. When a Board vacancy occurs or is anticipated, the Nominating/Corporate Governance Committee determines which of the qualified candidates to interview, based on the current needs of the Board and Armor Holdings, and members of the Nominating/Corporate Governance Committee meet with these individuals. If, after such meetings, the Nominating/Corporate Governance Committee determines to recommend any candidate to the Board for consideration, that individual is invited to meet with the entire Board. The Board then determines whether to select the individual as a director-nominee.

Compensation of Directors

On July 26, 2004, our directors, other than Mr. Kanders who was compensated pursuant to his employment agreement, received stock options to purchase up to 12,500 shares of our common stock at an exercise price of $35.40 per share, of which options to purchase 3,125 shares of common stock were to vest at the end of each fiscal quarter thereafter. On March 25, 2005, the Board of Directors approved an accelerated grant of 37,500 options to each of the non-management directors. However, due to limited availability under the 2002 Stock Incentive Plan, such options were not issued at such time. If the 2005 Stock Incentive Plan is approved by its stockholders, Armor Holdings will grant such options to the non-management directors as approved by the Board of Directors. In addition to the foregoing, the non-management directors of Armor Holdings will receive cash in the amount of $16,000 which is payable quarterly during the course of the year. Non-attendance by a member of the Board at any Board meeting will result in a reduction of $2,000 in compensation for each missed meeting. In addition, the Chairs of the Nominating/Corporate Governance Committee and the Audit Committee will each be paid $25,000 to serve as the Chair of such committee. Members of a Board Committee will each be paid $5,000, except for the Chairs of the Nominating/Corporate Governance Committee and the Audit Committee who will each be paid the Chair compensation set forth in the immediately preceding sentence. For the year commencing from and after the Annual Meeting of Stockholders, the Chairs of the Nominating/Corporate Governance Committee and the Audit Committee will each be paid $50,000 to serve as the Chair of such Committee, which will be payable quarterly during the course of the year. The members of the Board are reimbursed by us for their travel and other expenses incurred by them in connection with company business. If Mr. Schiller is elected to the Board of Directors, he will be compensated pursuant to his employment agreement and will not be entitled to receive the compensation that is paid to our non-management directors.

Involvement in Certain Legal Proceedings

No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any property or any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Armor Holdings and is financially literate as that qualification is interpreted by the Board of Directors, The New York Stock Exchange and the Commission. The Board of Directors has adopted a written charter with respect to the Audit Committee's roles and responsibilities.

Management is responsible for the preparation, integrity and fair presentation of information in the consolidated financial statements of Armor Holdings, the financial reporting process and internal control over financial reporting. The external auditor is responsible for performing an independent audit of Armor Holdings' consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors. Management represented to us that Armor Holdings' consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and we have reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, and Rule 2-07 (Communication With Audit Committees) of Regulation S-X.

The Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence from Armor Holdings and its management. The Audit Committee also considered whether the independent auditors' provision of audit and non-audit services to Armor Holdings is compatible with maintaining the independent auditors' independence.

The Audit Committee discussed with Armor Holdings' internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee discussed with the internal and independent auditors, with and without management present, the results of their examinations, the evaluations of Armor Holdings' internal controls, and the overall quality and integrity of Armor Holdings' financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Armor Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Commission.

AUDIT COMMITTEE
David R. Haas (Chairman) Thomas W. Strauss Deborah A. Zoullas

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for Armor Holdings by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2004 and 2003 were:

	2004	2003
Audit Fees	$1,949,801	$2,011,781
Audit Related Fees	492,296	268,697
Tax Fees	343,090	690,014
All Other Fees	10,000	—
Total	$2,795,187	$2,970,492

Audit Fees

The Audit Fees for the fiscal years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2004 and 2003, as applicable, and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2004 and 2003, as applicable. In addition, Audit Fees for both fiscal years 2004 and 2003 also includes fees for services rendered to us by PricewaterhouseCoopers LLP for statutory and subsidiary audits, issuance of comfort letters, consents and assistance with review of documents filed with the Commission aggregating $652,016 and $762,300 in fiscal years 2004 and 2003, respectively. Additionally, Audit Fees for 2003 include $319,542 for income tax provision procedures.

Audit Related Fees

The Audit Related Fees as of the fiscal years ended December 31, 2004 and 2003, respectively, were for assurance and related services related to employee benefit plan audits and due diligence related to mergers and acquisitions.

Tax Fees

Tax Fees as of the fiscal years ended December 31, 2004 and 2003, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund, tax planning and advice, including assistance with and representation in tax audits and appeals, advice related to mergers and acquisitions, tax services for employee benefit plans, and requests for rulings or technical advice from tax authorities.

All Other Fees

All Other Fees for the fiscal year ended December 31, 2004 were for equity compensation plan consultations and our subscription to an Internet-based accounting research tool. There were no fees incurred for All Other Fees for the fiscal year ended December 31, 2003.

Auditor Independence

The Audit Committee has considered the non-audit services provided by PricewaterhouseCoopers LLP and determined that the provision of such services had no effect on PricewaterhouseCoopers LLP's independence from Armor Holdings.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee must review and pre-approve all audit and non-audit services provided by PricewaterhouseCoopers LLP, our independent auditor, and has adopted a Pre-approval Policy. The Audit Committee has pre-approved certain services up to a cost of $250,000. The Audit Committee will periodically review and revise the list of pre-approved services. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor's independence. The Audit Committee will only pre-approve services which it believes will not impair our auditors' independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Each pre-approval request shall be accompanied by detailed back-up documentation regarding the specific services to be provided. The pre-approval request shall identify whether the proposed services was initially recommended by the auditor. Each pre-approval request for any non-audit service must be accompanied by a statement of the auditor (which may be in writing or given orally to the Audit Committee) as to whether, in the auditor's view, the request or application is consistent with the Commission's rules on auditor independence.

Since the adoption of the Pre-approval Policy by the Audit Committee on March 11, 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by PricewaterhouseCoopers LLP to Armor Holdings. The full text of the Audit Committee's Pre-Approval Policy may be accessed at www.armorholdings.com, our Internet website, at the tab "Investor Relations."

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of April 1, 2005. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Armor Holdings.

Name	Age	Position
Warren B. Kanders	47	Chairman of the Board of Directors and Chief Executive Officer
Robert R. Schiller	42	President and Chief Operating Officer
Glenn J. Heiar	45	Chief Financial Officer
Robert F. Mecredy	58	President – Aerospace & Defense Group
Scott T. O'Brien	51	President – Armor Holdings Products Division

See the table of nominees for election as directors for biographical data with respect to Messrs. Kanders and Schiller.

Glenn J. Heiar, 45, has served as our Chief Financial Officer since March 2004, Chief Accounting Officer since March 2003 and Chief Financial Officer of our Mobile Security Division since February 2002. From 1996 until 2001, Mr. Heiar was a Vice President and the Chief Financial Officer of Pirelli Cables and Systems, North America. From 1987 to 1996, Mr. Heiar worked for Alcatel Alsthom as a Financial Vice President and in various other financial positions. Mr. Heiar graduated with a B.B.A. in Accounting from the University of Wisconsin in 1982 and received a M.B.A. from the University of North Carolina in 1992. Mr. Heiar is a certified public accountant and a certified management accountant.

Robert F. Mecredy, 58, has served as President of our Aerospace & Defense Group since December 2003 and Corporate Vice President for Government Affairs since October 2001. From 1991 to 2001, Mr. Mecredy worked at Firearms Training Systems, Incorporated, holding positions ranging from Director of U.S. Military Marketing and Sales through Chief Executive Officer, President and Director. From 1988 to 1990, Mr. Mecredy served as the Director of Army and Marine Corps programs for Raytheon's Washington, D.C. Office. Mr. Mecredy actively served in the U.S. Army from 1966 through 1986 (when he was honorably discharged) where he held positions of increasing responsibility, including, among other positions, Deputy Director of the Army Staff and White House Liaison. Mr. Mecredy graduated Summa Cum Laude from Park University with a B.S. in Economics in 1974 and received a M.B.A. from Webster University in 1980.

Scott T. O'Brien, 51, has served as President of our Products Division since March 2005 and President and Chief Operating Officer of Safari Land Ltd., Inc., one of our subsidiaries in our Products Division, since April 1999 when we acquired Safari Land Ltd., Inc. Since first joining Safari Land Ltd., Inc. in 1974, Mr. O'Brien held progressively more responsible positions before being appointed President and Chief Operating Officer in 1993. Mr. O'Brien served as Vice President of Operations from 1988 until 1993; Vice President of Manufacturing from 1985 until 1988; and Vice President of the Body Armor Division from 1978 until 1985. Mr. O'Brien graduated with a B.A. in Business Administration from California State University, Fullerton, in 1976.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned for the periods presented below by our chief executive officer and our four most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of fiscal 2004 and whose annual salary and bonus during fiscal 2004 exceeded $100,000 (collectively, the "Named Executive Officers").

				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Annual Salary ($)	Compensation Bonus ($)	Restricted Stock Awards(1) ($)		Securities Underlying Options		All Other Compensation ($)
Warren B. Kanders	2004	525,000	1,000,000	499,969	(2)	250,000		68,149	(3)
Chairman of the Board and CEO	2003	382,000	400,000	4,552,005	(4)	300,000		143,000	(5)
	2002	—	—	1,661,123	(6)	585,000	(7)	525,000	(5)
Robert R. Schiller	2004	500,000	1,000,000	499,969	(8)	—		35,000	(9)
President and Chief Operating	2003	432,638	400,000	3,314,017	(10)	200,000		—
Officer	2002	320,000	—	2,471,554	(11)	50,000		—
Glenn J. Heiar	2004	300,000	262,500	87,461	(12)	100,000		13,525	(13)
Chief Financial Officer	2003	220,000	100,000	93,278	(14)	—		—
	2002	198,423	—	—		100,000		—
Robert F. Mecredy	2004	300,000	450,000	149,991	(15)	—		15,000	(16)
President of Aerospace &	2003	200,000	190,000	114,225	(17)	100,000		—
Defense Group	2002	200,000	—	—		25,000		—
Stephen E. Croskrey	2004	300,000	262,500	87,461	(19)	—		—
Former President and CEO of	2003	300,000	225,000	82,536	(20)	—		—
Armor Holdings Products	2002	300,000	—	31,419	(21)	200,000		—
Division (18)

(1)	As of December 31, 2004, each Named Executive Officer owned the following number of shares of restricted common stock (which number includes the restricted stock awarded to such Named Executive Officer as bonus compensation on February 10, 2005 but was included as compensation in fiscal 2004): Mr. Kanders, 220,398, Mr. Schiller, 168,091, Mr. Heiar, 30,474, Mr. Mecredy, 32,651, and Mr. Croskrey, 4,805. The value of the restricted common stock owned by each Named Executive Officer as of December 31, 2004 was as follows: Mr. Kanders, $10,363,114, Mr. Schiller, $7,903,639, Mr. Heiar, $1,432,887, Mr. Mecredy, $1,535,250, and Mr. Croskrey, $225,931, and were calculated using the closing price of our common stock on December 31, 2004 which was $47.02. No dividends, to the extent declared and paid on our unrestricted common stock, will be paid on our unvested restricted common stock.

(2)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange. 11,170 shares of restricted common stock were granted to Mr. Kanders on February 10, 2005 of which 3,723 shares vest on January 1, 2006 and 2007 and 3,724 shares vest on January 1, 2008.

(3)	Represents the amount paid to Mr. Kanders as a supplemental expense reimbursement for expenses incurred by Mr. Kanders during fiscal 2003 and 2004 but excludes any office expense reimbursements paid in fiscal 2004. For more information regarding office expense reimbursements paid to Mr.

Kanders, please see "Employment Agreements – Warren B. Kanders" and "Certain Relationships and Related Transactions," respectively. In addition to the information disclosed in the table: (i) on January 3, 2005, Mr. Kanders was granted presently exercisable stock options to purchase 150,000 shares at an exercise price of $45.93 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 3, 2006; 50,000 shares will be restricted from sale until January 3, 2007; and 50,000 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (ii) on March 25, 2005, Mr. Kanders was granted presently exercisable stock options to purchase 328,800 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 1, 2007; 100,000 shares will be restricted from sale until January 1, 2008; 128,800 shares will be restricted from sale until January 1, 2009; and 50,000 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up periods have not yet expired, they shall each be extended for an additional five year period. For more information, please see the Report on Executive Compensation by the Compensation Committee and the Employment Agreements section below.

(4)	Represents the value of stock bonuses granted on July 26, 2003 and February 10, 2004 (2003 bonus compensation which has been included as compensation in fiscal 2003) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2004 stock bonus was calculated using the closing price on February 10, 2004 which was $28.90, as quoted on the New York Stock Exchange. 200,000 shares of restricted common stock were granted to Mr. Kanders on July 26, 2003; such shares vested on November 11, 2003 and have been deferred until the earlier of November 11, 2008 and two years of continuous employment by Mr. Kanders with Armor Holdings; the delivery of such restricted stock has been accelerated by Armor Holdings and were delivered on or about April 26, 2005 less a certain number of shares necessary to pay applicable withholding taxes payable upon receipt of such shares. The accelerated and delivered restricted shares are subject to a lock-up period through November 11, 2005; upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired, it shall be extended for an additional five year period; upon a change in control of the Company, the lock-up period that is still in effect in respect of such shares upon the occurrence of such change in control shall terminate. We calculated the value of the July 26, 2003 stock bonus using the closing price of our common stock, as quoted on the New York Stock Exchange, on November 11, 2003, the date on which such stock bonus vested. The closing price of our common stock on the New York Stock Exchange on November 11, 2003 was $20.76. 13,841 shares of restricted common stock were granted to Mr. Kanders on February 10, 2004 of which 4,613 shares vest on February 9, 2005 and 4,614 shares vest on each of February 9, 2006 and February 9, 2007.

(5)	Represents the compensation paid to Kanders & Co., Inc. ("Kanders & Co."), a corporation controlled by Mr. Kanders, for investment banking services provided to Armor Holdings.

(6)	Represents the value of stock bonuses granted on August 12, 2002 pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to these bonuses was calculated using the closing price on August 12, 2002 of $15.04 as quoted on the New York Stock Exchange. 100,000 shares of restricted common stock were granted to Mr. Kanders on August 12, 2002 which vest on December 31, 2016, subject to acceleration under certain circumstances, including, among other things, the vesting of 75% of such shares upon us achieving $100 million of earnings before interest, taxes, depreciation and amortization ("EBITDA") during any rolling four-quarter period and the vesting of the remaining 25% of such shares upon us achieving $125 million of EBITDA during any rolling four-quarter period. Such shares vested in fiscal 2004. 10,447 shares of restricted common stock were granted to Kanders & Co. on August 12, 2002 and such shares vested on December 31, 2004.

(7)	The securities underlying options granted to Mr. Kanders during 2002 include 35,000 shares of common stock underlying an option granted to Kanders & Co.

(8)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange. 11,170 shares of restricted common stock were granted to Mr. Schiller on February 10, 2005 of which 3,723 shares vest on January 1, 2006 and 2007 and 3,724 shares vest on January 1, 2008.

(9)	Represents the amount paid to Mr. Schiller as a supplemental expense reimbursement for expenses incurred by Mr. Schiller during fiscal 2004. In addition to the information disclosed in the table: (i) on January 3, 2005, Mr. Schiller was granted presently exercisable stock options to purchase 100,000 shares at an exercise price of $45.93 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 3, 2006; 33,333 shares will be restricted from sale until January 3, 2007; and 33,334 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Schiller's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (ii) on March 25, 2005, Mr. Schiller was granted presently exercisable stock options to purchase 219,200 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 1, 2007; 66,666 shares will be restricted from sale until January 1, 2008; 85,867 shares will be restricted from sale until January 1, 2009; and 33,334 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Schiller's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period. For more information, please see the Report on Executive Compensation by the Compensation Committee and the Employment Agreement section below.

(10)	Represents the value of stock bonuses granted on November 4, 2003 and February 10, 2004 (2003 bonus compensation which has been included as compensation in fiscal 2003) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2004 stock bonus was calculated using the closing price on February 10, 2004 which was $28.90, as quoted on the New York Stock Exchange. 150,000 shares of restricted common stock were granted to Mr. Schiller on November 4, 2003; such shares vested on November 11, 2003 and have been deferred until the earlier of November 11, 2008, and two years of continuous employment by Mr. Schiller with Armor Holdings the delivery of such restricted stock has been accelerated by Armor Holdings and were delivered on or about April 26, 2005 less a certain number of shares necessary to pay applicable withholding taxes payable upon receipt of such shares. The accelerated and delivered restricted shares are subject to a lock-up period through November 11, 2005; upon Mr. Schiller's voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up period has not yet expired, it shall be extended for an additional five year period; upon a change in control of the Company, the lock-up period that is still in effect in respect of such shares upon the occurrence of such change in control shall terminate. We calculated the value of the November 4, 2003 stock bonus using the closing price of our common stock, as quoted on the New York Stock Exchange, on November 11, 2003, the date on which such stock bonus vested. The closing price of our common stock on the New York Stock Exchange on November 11, 2003 was $20.76. 6,921 shares of restricted common stock were granted to Mr. Schiller on February 10, 2004 and such shares vest on February 9, 2007.

(11)	Represents the value of stock bonuses granted on March 13, 2002 and August 12, 2002 pursuant to the 2002 Executive Stock Plan and the 2002 Stock Incentive Plan. The number of shares issued pursuant to these bonuses was calculated using the closing price on March 13, 2002 and August 12, 2002 which was $23.93 and $15.04, respectively, as quoted on the New York Stock Exchange. 100,000 shares of restricted common stock were granted to Mr. Schiller pursuant to the 2002 Executive Stock Plan on March 13, 2002 which vest on December 31, 2016, subject to acceleration under certain circumstances, including, among other things, the vesting of 75% of such shares upon us achieving $100 million of EBITDA during any rolling four-quarter period and the vesting of the remaining 25% of such shares upon us achieving $125 million of EBITDA during any rolling four-quarter period. Such shares vested in fiscal 2004. 5,223 shares of restricted common stock were granted to Mr. Schiller pursuant to the 2002 Stock Incentive Plan on August 12, 2002 and such shares vested on December 31, 2004.

(12)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange. 1,954 shares of restricted common stock were granted to Mr. Heiar on February 10, 2005 of which 651 shares vest on each of January 1, 2006 and 2007, and 652 shares vest on January 1, 2008.

(13)	Represents the amount paid to Mr. Heiar as a supplemental expense reimbursement for expenses incurred by Mr. Heiar during fiscal 2004. In addition to the information disclosed in the table, Mr. Heiar was granted: (i) 25,000 shares of restricted stock on February 10, 2005, which will vest upon a change of control of the Company; (ii) presently exercisable stock options to purchase 25,000 shares on February 10, 2005, at an exercise price of $44.76; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the "Vesting Date"), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date; and (iii) presently exercisable stock options to purchase 75,000 shares on March 25, 2005, at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. Heiar's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period. For more information, please see the Report on Executive Compensation by the Compensation Committee and the Employment Agreement section below.

(14)	Represents the value of stock bonuses granted on March 21, 2003 and March 15, 2004 (2003 bonus compensation which has been included as compensation in fiscal 2003) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to these bonuses was calculated using the closing price on March 21, 2003 and March 12, 2004 which was $9.87 and $28.95, respectively, as quoted on the New York Stock Exchange. 5,000 shares of restricted common stock were granted to Mr. Heiar on March 21, 2003 of which 1,500 shares have vested, 1,500 shares vest on December 31, 2004 and 2,000 shares vest on December 31, 2005. 1,520 shares of restricted common stock were granted to Mr. Heiar on March 15, 2004 which shares vest on December 31, 2006.

(15)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange.

3,351 shares of restricted common stock were granted to Mr. Mecredy on February 10, 2005 of which 1,117 shares vest on each of January 1, 2006, 2007 and 2008.

(16)	Represents the amount paid to Mr. Mecredy as a supplemental expense reimbursement for expenses incurred by Mr. Mecredy during fiscal 2004. In addition to the information disclosed in the table, Mr. Mecredy was granted: (i) 25,000 shares of restricted stock on February 10, 2005, which will vest upon a change of control of the Company; (ii) presently exercisable stock options to purchase 75,000 shares on February 10, 2005, at an exercise price of $44.76; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the "Vesting Date"), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date; and (iii) presently exercisable stock options to purchase 75,000 shares on March 25, 2005, at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. Mecredy's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period. For more information, please see the Report on Executive Compensation by the Compensation Committee and the Employment Agreement section below.

(17)	Represents the value of stock bonuses granted on March 21, 2003 and March 15, 2004 (2003 bonus compensation which has been included as compensation in fiscal 2003) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to these bonuses was calculated using the closing price on March 21, 2003 and March 12, 2004 which was $9.87 and $28.95, respectively, as quoted on the New York Stock Exchange. 6,000 shares of restricted common stock were granted to Mr. Mecredy on March 21, 2003 of which 1,800 shares have vested, 1,800 shares vest on December 31, 2004 and 2,400 shares vest on December 31, 2005. 1,900 shares of restricted common stock were granted to Mr. Mecredy on March 15, 2004 which shares vest on December 31, 2006.

(18)	Mr. Croskrey, our former President and CEO, Products Division, terminated his employment with the Company effective March 7, 2005, and the information contained in this table is as of that date. For more information see the Employment Agreement section below.

(19)	Represents the value of a stock bonus granted on February 10, 2005 (2004 bonus compensation which has been included as compensation in fiscal 2004) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to the February 10, 2005 stock bonus was calculated using the closing price on February 10, 2005 which was $44.76, as quoted on the New York Stock Exchange. 1,954 shares of restricted common stock were granted to Mr. Croskrey on February 10, 2005 which vest on March 8, 2008. In addition, on February 10, 2005, Mr. Croskrey was granted stock options to purchase 10,000 shares at an exercise price of $44.76 which were accelerated on March 7, 2005 and are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to a lock-up restriction through March 7, 2008, and the shares will be held by Armor Holdings as collateral to secure Mr. Croskrey's obligations under the Resignation and Severance Agreement and General Release he executed with Armor Holdings.

(20)	Represents the value of stock bonuses granted on March 15, 2004 (2003 bonus compensation which has been included as compensation in fiscal 2003) pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to these bonuses was calculated using the closing price on March 12, 2004 which was $28.95 as quoted on the New York Stock Exchange. Pursuant to such calculations, 2,851 shares of restricted common stock were granted to Mr. Croskrey and such shares vest on December 31, 2006.

(21)	Represents the value of stock bonuses granted on August 12, 2002 pursuant to the 2002 Stock Incentive Plan. The number of shares issued pursuant to these bonuses was calculated using the closing price on August 12, 2002 which was $15.04 as quoted on the New York Stock Exchange. Pursuant to such calculations, 2,089 shares of restricted common stock were granted to Mr. Croskrey and such shares vested on December 31, 2004.

Options Granted in Fiscal 2004

We granted the following options to our Named Executive Officers during fiscal 2004.

Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Warren B. Kanders	250,000	(1)	25.5%	28.90	2/10/14	4,543,764	11,514,789
Robert R. Schiller	—	(2)	—	—	—	—	—
Glenn J. Heiar	100,000	(3)	10.2%	28.46	3/11/14	1,789,834	4,535,791
Robert F. Mecredy	—	(4)	—	—	—	—	—
Stephen E. Croskrey	—	(5)	—	—	—	—	—

(1)	In addition to the information disclosed in the table: (i) on January 3, 2005, Mr. Kanders was granted presently exercisable stock options to purchase 150,000 shares at an exercise price of $45.93 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 3, 2006; 50,000 shares will be restricted from sale until January 3, 2007; and 50,000 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (ii) on March 25, 2005, Mr. Kanders was granted presently exercisable stock options to purchase 328,800 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 1, 2007; 100,000 shares will be restricted from sale until January 1, 2008; 128,800 shares will be restricted from sale until January 1, 2009; and 50,000 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Kanders' voluntary termination of employment with the Company or his termination by the Company for cause, if the foregoing lock-up periods have not yet expired, they shall each be extended for an additional five year period.

(2)	In addition to the information disclosed in the table: (i) on January 3, 2005, Mr. Schiller was granted presently exercisable stock options to purchase 100,000 shares at an exercise price of $45.93 per share; sales of common stock issued upon an exercise of any such options are subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 3, 2006; 33,333 shares will be restricted from sale until January 3, 2007; and 33,334 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Schiller's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (ii) on March 25, 2005, Mr. Schiller was granted presently exercisable stock options to purchase 219,200 shares at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 1, 2007; 66,666 shares will be restricted from sale until January 1, 2008; 85,867 shares will be restricted from sale until January 1, 2009; and 33,334 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Schiller's voluntary termination of employment with the

Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period.

(3)	In addition to the information disclosed in the table, Mr. Heiar was granted: (i) presently exercisable stock options to purchase 25,000 shares on February 10, 2005, at an exercise price of $44.76; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the "Vesting Date"), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date; and (ii) presently exercisable stock options to purchase 75,000 shares on March 25, 2005, at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. Heiar's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period.

(4)	In addition to the information disclosed in the table, Mr. Mecredy was granted: (i) presently exercisable stock options to purchase 75,000 shares on February 10, 2005, at an exercise price of $44.76; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: all of the shares will be restricted from sale for two years from February 10, 2005 (the "Vesting Date"), 75% of the shares will be restricted from sale for three years from the Vesting Date, 50% of the shares will be restricted from sale for four years from the Vesting Date, and 25% of the shares will be restricted from sale for five years from the Vesting Date; and (ii) presently exercisable stock options to purchase 75,000 shares on March 25, 2005, at an exercise price of $37.90 per share; sales of common stock issued upon an exercise of any such options will be subject to the following lock-up restrictions: 6,250 shares will be restricted from sale until January 1, 2008; 12,500 shares will be restricted from sale until January 1, 2009; 18,750 shares will be restricted from sale until January 1, 2010; 18,750 shares will be restricted from sale until January 1, 2011; 12,500 shares will be restricted from sale until January 1, 2012; and 6,250 shares will be restricted from sale until January 1, 2013; in addition, upon Mr. Mecredy's voluntary termination of employment with the Company or his termination by the Company for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period.

(5)	On February 10, 2005, Mr. Croskrey was granted stock options to purchase 10,000 shares at an exercise price of $44.76 which were accelerated on March 7, 2005 and are presently exercisable; sales of common stock issued upon an exercise of any such options will be subject to a lock-up restriction through March 7, 2008, and the shares will be held by Armor Holdings as collateral to secure Mr. Croskrey's obligations under the Resignation and Severance Agreement and General Release he executed with Armor Holdings.

Aggregate Option Exercises in Fiscal 2004 and Fiscal Year End Option Values

The following table contains certain information regarding stock options exercised during fiscal 2004 and options to purchase our common stock held as of December 31, 2004, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights. We have no freestanding stock appreciation rights outstanding.

			Number of Securities Underlying Unexercised Options at 12/31/04 (#)		Value of Unexercised In-the-Money Options at 12/31/04 (1)
Name	Shares Acquired On Exercise (#)	Value Realized (2)($)	Exercisable	Non- Exercisable	Exercisable ($)	Non- Exercisable ($)
Warren B. Kanders	204,375	6,175,087	443,125	700,000	11,238,363	16,807,500
Robert R. Schiller	224,306	6,287,171	217,360	183,334	6,367,001	5,585,187
Glenn J. Heiar	41,818	704,094	8,182	150,000	206,759	3,119,500
Robert F. Mecredy	50,000	1,124,201	—	75,000	—	2,192,746
Stephen E. Croskrey	250,000	5,736,845	100,000	—	2,309,000	—

(1)	Calculated on the basis of $47.02 per share, the closing sales price of the common stock on the New York Stock Exchange on December 31, 2004, less the exercise price payable for such shares.

(2)	Calculated on the basis of the closing share price of the common stock on the New York Stock Exchange on the date of exercise, less the exercise price paid for such shares.

On March 25, 2005, the Board of Directors accelerated the vesting schedule of all of the unvested and non-exercisable options owned by the Named Executive Officers. The following table contains updated information regarding options to purchase common stock as of March 31, 2005 by each of the Named Executive Officers, all of which are presently exercisable and subject to lock-up restrictions of varying durations which are expected to expire in the period from 2005 to 2010, which coincides with their original vesting schedules. The stock options listed below were granted without tandem stock appreciation rights. We have no freestanding stock appreciation rights outstanding.

	Number of Securities Underlying Unexercised Options at 3/31/05 (#)		Value of Underlying In-the-Money Options at 3/31/05 (1)
Name	Shares Not Subject To Lock-up	Shares Subject To Lock-up	Shares Not Subject To Lock-up ($)	Shares Subject To Lock-up ($)
Warren B. Kanders	526,458	1,095,467	7,520,629	9,174,003
Robert R. Schiller	217,360	502,534	4,208,616	3,764,680
Glenn J. Heiar	74,391	180,000	1,006,958	690,400
Robert F. Mecredy	8,334	216,666	116,676	1,331,320
Stephen E. Croskrey	—	10,000	—	—

(1)	Calculated on the basis of $37.09 per share, the closing sales price of the common stock on the New York Stock Exchange on March 31, 2005, less the exercise price payable for such shares.

REPORT ON EXECUTIVE COMPENSATION BY
THE COMPENSATION COMMITTEE

Overview

The Compensation Committee of the Board of Directors assists the Board in establishing compensation packages for Armor Holdings' executive officers and non-employee directors and administering Armor Holdings' incentive plans. The Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. From time to time, the Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management's interests with those of our stockholders. The Committee is comprised of two independent directors. Each member of the Committee meets the independence requirements specified by the New York Stock Exchange and by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC").

Compensation Policies

The Committee is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options and common stock, and such responsibility is generally limited to the actions taken by the Committee, although at times the full Board has determined annual executive salaries, raises and bonuses as well as grants of stock options and common stock without having first received recommendations from the Committee. During 2004, the Committee was composed of Messrs. Sokolow and Ehrlich, both of whom were non-employee directors. The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Committee believes that it is critical that a substantial portion of each executive officer's compensation be contingent upon our overall performance. The Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Committee's responsibility to make recommendations to the Board with respect to non-CEO compensation and, either alone or with the other independent members of our Board, to determine and approve our Chief Executive Officer's compensation. In addition, the Committee periodically reviews our incentive compensation and other stock-based compensation programs and recommends changes in such plans to the Board as needed.

From time to time, the Committee and the Board of Directors, separately or collectively, has and will continue to consult with independent consultants regarding executive compensation for the Chief Executive Officer, certain other executive officers and the non-employee directors. In determining the compensation packages for our executive officers, and non-employee directors, the Committee and the Board of Directors have evaluated the history and performance of Armor Holdings, previous compensation practices and packages awarded to Armor Holdings' executive officers and non-employee directors, and compensation policies and packages awarded to executive officers and non-employee directors at similarly-situated companies.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Committee believes that this three-part approach best serves our and our stockholders' interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is "at risk" — specifically, the annual bonus, stock options and restricted stock.

Base Salary.    In reviewing and approving the base salaries of our executive officers, the Committee considers the scope of work and responsibilities, past and current contributions and performance to Armor Holdings, and other individual-specific factors; the recommendation of the Chief Executive Officer (except in the case of his own compensation); compensation for similar positions at similarly-situated companies; and the executive's experience. Except where an existing agreement establishes an executive's salary, the Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year.

Performance-Based Annual Bonus.    In reviewing and approving the annual performance-based bonus for our executive officers, the Committee considers an executive's contribution to the overall performance of Armor Holdings as well as annual bonuses awarded to persons holding similar positions at similarly-situated companies.

Stock Options and Restricted Stock.    Executive officers of Armor Holdings and other key employees who contribute to the growth, development and financial success of Armor Holdings are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our 1999 Stock Incentive Plan and 2002 Stock Incentive Plan. Awards under our 1999 Stock Incentive Plan and 2002 Stock Incentive Plan help relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee's interests with that of our stockholders. The Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year lock-up schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management's compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. In connection with the Company's accelerating the vesting of certain stock options and accelerating the issuance of certain stock options, the Company is requiring the optionees who do not have employment agreements with the Company to execute lock-up, confidentiality and non-competition agreements as a condition to the acceleration of such stock options. The lock-up, confidentiality and non-competition agreements executed with the Company's employees provide the Company with added protection. In addition, the lock-up restrictions serve as an employee retention mechanism since the lock-up restrictions will be extended for an additional five year period in the event an employee terminates his/her employment with the Company while any of such lock-up restrictions are still in effect. The Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.

Committee Actions During Fiscal Year 2004

During fiscal 2004, the Committee held numerous meetings at which the members of the Committee discussed current and proposed future executive compensation as well as director compensation. In connection with the Committee's efforts to analyze and establish executive compensation packages and director compensation, the Committee met with and retained independent consulting firms. In addition to the meetings of the Committee with the independent consulting firms, the members of the Committee had many informal conversations with such consultants during fiscal 2004. The Committee requested that its consulting firms collect data regarding executive and director compensation, conduct a compensation study and provide a report with respect thereto to the Committee. The Committee shared the compensation studies with the independent directors of Armor Holdings and discussed with them their comments and observations with respect thereto. The Committee also discussed with the independent consultants the comments of the independent directors of Armor Holdings regarding the compensation studies conducted by such consultants. Based on the compensation studies conducted by the independent consulting firms and the comments received from the independent directors of Armor Holdings, the Committee prepared executive compensation packages for each of Messrs. Kanders and Schiller to be incorporated in the employment agreements to be executed by such individuals in fiscal 2005.

Committee Actions During Fiscal Year 2005

At a meeting of the Committee held on February 10, 2005, the Committee, after consulting with its outside advisors, approved and recommended to the Board of Directors that it approve certain grants of restricted common stock and stock options. At the meeting of the Board of Directors held on February 10, 2005, the Board awarded the grants set forth in the table below as indicated opposite the names of the persons listed below.

	Restricted Common Stock (1)	Stock Options (2)		Change in Control Shares (3)
Warren B. Kanders	11,170	—		—
Robert R. Schiller	11,170	—		—
Robert F. Mecredy	3,351	75,000		25,000
Glenn J. Heiar	1,954	25,000		25,000
Stephen E. Croskrey	1,954	10,000	[4]	—

At a meeting of the Committee held on March 25, 2005, the Committee, after consulting with its outside advisors, approved and recommended to the Board of Directors that it approve the Armor Holdings, Inc. 2005 Annual Incentive Plan (the "2005 Annual Incentive Plan"). At a meeting of the Board of Directors held on March 25, 2005, the Board approved and adopted the 2005 Annual Incentive Plan, subject to the approval of our stockholders, after discussing such plan amongst itself and with its outside advisors. The Committee and the Board of Directors approved an award for fiscal 2005 (the "2005 Award") that may be made to Messrs. Kanders, Schiller, Heiar, Mecredy and O'Brien under the 2005 Annual Incentive Plan if certain performance criteria are met. In addition, the Committee and the Board of Directors determined that our 2005 adjusted EBITDA will be the performance measure for determining whether the eligible executives will receive cash compensation as part of the 2005 Award. In the event our adjusted EBITDA exceeds the targets previously established by the Board of Directors, each of Messrs. Kanders, Schiller, Heiar, Mecredy and O'Brien will receive cash compensation in an amount equal to his base salary multiplied by a number calculated pursuant to the formula included in the 2005 Award, subject to the terms of the 2005 Annual Incentive Plan and any applicable employment agreement.

Under the terms of the 2005 Award, the eligible executives are also entitled to receive an annual grant of common stock if our common stock price performance matches or exceeds the price performance

(1)	One-third of the restricted common stock granted to the individuals set forth in the above table will vest on each of January 1, 2006, 2007 and 2008.

(2)	The stock options granted to the individuals listed above have an exercise price of $44.76 per share of our common stock and vested immediately upon the grant thereof. The shares of our common stock underlying the stock options are subject to a lock-up on the following terms: 100% for 24 months, 75% for 36 months, 50% for 48 months and 25% for 60 months.

(3)	The Change in Control Shares granted by the Board of Directors are comprised of shares of our restricted common stock that will vest upon Armor Holdings' experiencing a change in control; provided, that, Armor Holdings may, in its discretion, determine to cash settle this award by paying such employees cash in an amount equal to the value of such shares on the date of the occurrence of such change in control.

(4)	In connection with the termination of Mr. Croskrey's employment with Armor Holdings, Armor Holdings also accelerated 10,000 options to purchase shares of common stock at an exercise price of $44.76, which were previously granted to Mr. Croskrey on February 10, 2005, upon the execution of the Resignation and Severance Agreement and General Release by Mr. Croskrey and Armor Holdings; all of such options are presently exercisable. The exercise period for the options has been extended by Armor Holdings beyond the 90 day period after termination of employment and Mr. Croskrey's stock options shall remain exercisable during such period. The options granted to Mr. Croskrey are subject to a lock-up restriction through March 7, 2008 and, upon exercise thereof, the underlying shares will be held by Armor Holdings as collateral to secure Mr. Croskrey's obligations under the Resignation and Severance Agreement and General Release.

of the Standard & Poor's 500 Index during fiscal 2005. If the price performance goal is obtained, each of Messrs. Kanders, Schiller, Heiar, Mecredy and O'Brien will receive the following number of shares of our common stock, respectively, 25,000, 15,000, 5,000, 2,500 and 2,500. The stock awards granted due to the attainment of our price performance goal shall vest immediately upon payment of the award.

In addition, the 2005 Award provides that each of Messrs. Kanders and Schiller are entitled to receive 300,000 and 150,000 shares of our common stock, respectively, if at any time between January 1, 2005 and December 31, 2007 both of the following shall occur (whether or not contemporaneously): (i) our adjusted EBITDA for a rolling four-quarter period exceeds $304,817,000; and (ii) the per share closing price of our common stock on the New York Stock Exchange (or such other stock market or exchange as our common stock shall then be traded on) shall be at least $70.00 or more (as adjusted for stock splits, if any, after the date hereof) for a period of five consecutive trading days. In the event a change in control occurs between January 1, 2005 and December 31, 2007, the restricted stock award shall be made so long as any one of the following is achieved: (i) our adjusted EBITDA for a rolling four-quarter period of Armor Holdings for a four-quarter period occurring during the period beginning January 1, 2005 and ending as of the last day of the quarter on or immediately prior to the date of a change in control (the "Change in Control Period") exceeds $304,817,000; or (ii) the per share closing price of Common Stock on the New York Stock Exchange (or such other stock market or exchange as the Common Stock shall then be traded on) shall be at least $70.00 or more (as adjusted for stock splits, if any, after the date hereof) for a period of five consecutive trading days; provided, that if a change in control occurs and neither of the goals set forth in clauses (i) or (ii) are achieved, then only 150,000 and 75,000 shares of restricted Common Stock will be awarded to Messrs. Kanders and Schiller, respectively, upon the change in control, which restricted stock grant shall vest immediately upon grant thereof. If such change in control occurs and neither of the goals set forth in clauses (i) or (ii) above are achieved, then the Board of Directors and the Compensation Committee may determine, in their sole discretion, to make the awards of shares of restricted common stock greater than 50% of the 300,000 and 150,000 share awards described above to Messrs. Kanders and Schiller, respectively, if certain criteria, as may be determined by the Board of Directors and the Compensation Committee in their sole discretion, are met including, without limitation, Armor Holdings' share price increase, determined for the Change in Control Period and expressed as a percentage of Armor Holdings' share price as of January 1, 2005, is equal to or greater than the increase in the Standard & Poor's 500 Index for the Change in Control Period (expressed as a percentage of the Standard & Poor's 500 Index as of January 1, 2005). In the event the awards are issuable by Armor Holdings, it may, in its discretion, determine to cash settle this award by paying to each of Messrs. Kanders and Schiller cash in an amount equal to the value of such shares on the date they would have been issuable. The awards discussed in this paragraph shall be granted pursuant to the terms and conditions of the 2005 Stock Incentive Plan, subject to stockholder approval of such plan, or such other stock incentive plan as may be in effect from time to time, and shall be subject to the additional terms and conditions thereof and the further terms and conditions more fully set forth in a grant agreement between Armor Holdings and each of Messrs. Kanders and Schiller.

At its meeting held on March 25, 2005, the Committee also approved and recommended to the Board of Directors that (i) the vesting of certain executive stock options in the aggregate amount of 1,591,667 be accelerated as of March 25, 2005, subject to certain restrictions described below; and (ii) certain proposed annual grants of executive and director stock options in the aggregate amount of 1,557,500 be delivered on an accelerated basis as of March 25, 2005. After discussing the acceleration of the vesting schedule for certain stock options and the grant of future annual grants of stock options, the Board of Directors approved such acceleration because, at the time of the Board of Directors' meeting, such acceleration provided non-cash expense savings to Armor Holdings if such vesting or grants otherwise occurred before July 1, 2005, the date on which Armor Holdings would have been required to expense the vesting of, and grants of, stock options quarterly through its income statement pursuant to FAS 123R. In connection with the acceleration of stock options discussed above, each employee of Armor Holdings that has the vesting schedule of stock options accelerated or receives an accelerated grant of stock options must execute a confidentiality, non-compete and lock-up agreement as a condition to such stock options being accelerated. The lock-up agreement will prohibit an employee from selling, transferring, hypothecating, granting a security interest in, pledging or otherwise disposing of the shares of our common stock underlying the stock options until such time as the vesting would have otherwise occurred. Based on the initial vesting schedules for the accelerated stock options, the lock-up restrictions for the optionees' accelerated stock options will be in effect for a period between 2007 and 2013. In addition, the lock-up agreement will state that if an optionee's employment is terminated for cause by Armor Holdings, or by the employee, prior to the expiration of a lock-up period, any existing lock-up periods will be automatically extended for an additional five years.

Of the accelerated annual grant of 1,557,500 executive and director stock options which was approved by the Board of Directors on March 25, 2005, 928,000 options have been granted under the 1999 Stock Incentive Plan and 2002 Stock Incentive Plan. Subsequent to its decision to accelerate the issuance of certain stock options and upon further review, the Board of Directors decided not to issue stock options to purchase in the aggregate 452,000 shares of common stock to Messrs. Kanders and Schiller. If the 2005 Stock Incentive Plan is approved at our Annual Meeting, Armor Holdings will award stock options to purchase 37,500 shares of common stock to each of its non-management directors under the 2005 Stock Incentive Plan subject to the grantee entering into a confidentiality, non-compete and lock-up agreement with the Company as described above. In addition, if the 2005 Stock Incentive Plan is approved by our stockholders and certain performance targets are achieved by Armor Holdings, our executive officers will be entitled to the restricted stock awards contemplated in the 2005 Award. For more information, see Proposal 3 below.

On March 25, 2005, the Committee also approved and recommended to the Board of Directors the accelerated delivery to Messrs. Kanders and Schiller of 200,000 and 150,000 shares of a vested and deferred restricted stock award, respectively. The Board of Directors approved the accelerated delivery of the restricted common stock discussed above, and such shares were delivered on or about April 26, 2005 less a certain number of shares necessary to pay all applicable withholding taxes payable upon receipt of such shares. In exchange for accelerated delivery of the vested but deferred restricted common stock, which occurred on or about April 26, 2005, each of Messrs. Kanders and Schiller executed a lock-up agreement pursuant to which each of them agreed not to sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of such restricted common stock until such time as either (i) November 11, 2005 assuming he remains employed by Armor Holdings continuously through such date; or (ii) November 11, 2008 if he does not remain employed by Armor Holdings through November 11, 2005. Upon a change in control of the Company, any lock-up release period that is still in effect in respect of such shares upon the occurrence of such change in control shall terminate.

Compensation of the Chief Executive Officer

The Compensation Committee, either alone or with the other independent members of our Board, has the authority to determine and approve Mr. Kanders' compensation. The Committee followed the same philosophy and guidance principles described above in determining the compensation package for Mr. Kanders, our Chief Executive Officer.

As our Chief Executive Officer, during fiscal 2004, Mr. Kanders was compensated pursuant to an employment agreement entered into as of January 1, 2002 and amended on July 26, 2003 and November 4, 2003. Mr. Kanders' base salary for fiscal 2004 was $525,000. Due to Mr. Kanders' contributions to Armor Holdings and Armor Holdings' performance under his leadership in fiscal 2004, on February 10, 2005, we awarded Mr. Kanders a $1,000,000 cash bonus and 11,170 shares of restricted common stock, of which 3,723 shares will vest on each of January 1, 2006 and 2007, and 3,724 shares will vest on January 1, 2008. In connection with Mr. Kanders' employment with Armor Holdings, on January 3, 2005, we also granted to him options to purchase up to 150,000 shares of our common stock at an exercise price of $45.93, all of which are presently exercisable due to the Board of Directors' accelerating such options on March 25, 2005. On March 25, 2005, the Board of Directors (i) granted to Mr. Kanders options to purchase up to 328,800 shares of common stock at an exercise price of $37.90 which were vested upon the grant thereof; and (ii) accelerated the vesting schedule of all unvested options owned by Mr. Kanders. As a condition to our accelerating the grant and vesting schedules of certain options, Mr. Kanders agreed to a lock-up restriction with respect to the shares underlying the accelerated options that restricts his ability to sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of such shares until the time at which they would have otherwise vested. In addition, pursuant to his employment agreement with us, we provided Mr. Kanders with a non-accountable supplemental expense reimbursement allowance equal to 7.5% of his base salary. For more information regarding Mr. Kanders' compensation, see the section labeled "Employment Agreements" set forth below.

In determining the compensation of our Chief Executive Officer, the Board of Directors has applied our compensation policies set forth above. The Committee believes that Mr. Kanders' compensation is appropriate given the Company's strong performance in fiscal 2004. The criteria the Committee considered in determining Mr. Kanders' compensation included the annual financial performance of the Company, the Company's year-over-year profitable growth, the successful completion of acquisitions and capital financing transactions in fiscal 2004, stock price performance in fiscal 2004 and other individual considerations such as leadership, ethics and corporate governance, and compensation awarded to Chief Executive Officers at similarly-situated companies. The Committee considers Mr. Kanders' level of compensation appropriate for his outstanding leadership of the Company during fiscal 2004.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the Chief Executive Officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs' material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

MEMBERS OF THE COMPENSATION COMMITTEE

Nicholas Sokolow (Chairman)
Burtt R. Ehrlich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2004, none of the members of our Compensation Committee, (i) served as an officer or employee of Armor Holdings or its subsidiaries, (ii) was formerly an officer of Armor Holdings or its subsidiaries or (iii) entered into any transactions with Armor Holdings or its subsidiaries. During fiscal 2004, none of our executive officers (i) served as a member of the Compensation Committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Armor Holdings.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return (stock price appreciation plus reinvested dividends) of our common stock with the cumulative return (including reinvested dividends) of the Standard & Poor's 600 SmallCap Index, the Russell 3000 Index and certain companies selected in good faith by management which, in management's view, constitute a representative line-of-business comparison (the "Peer Group"). Our returns for the period since May 1999 are as quoted on the New York Stock Exchange and for the period prior to May 1999 are as quoted on the American Stock Exchange.

The companies comprising the Peer Group are Moog Inc., EDO Corporation, DRS Technologies, Inc., Goodrich Corporation and Engineered Support Systems, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, except as described below, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2004 fiscal year were timely filed with the Commission and the New York Stock Exchange. The Form 3 filing for Mr. Haas was filed on July 28, 2004, which was more than 10 days after he became a director of the Company.

EMPLOYMENT AGREEMENTS

Warren B. Kanders

As of January 1, 2005, we entered into an amended and restated employment agreement with Warren B. Kanders which provides that he will serve as our Chief Executive Officer and Executive Chairman of our Board of Directors through December 31, 2007, subject to earlier termination as set forth in the employment agreement. Pursuant to the employment agreement, Mr. Kanders will receive a base salary in the amount of $1,000,000, which may be adjusted from time to time by our Compensation Committee. Mr. Kanders' employment agreement also provides that Mr. Kanders will receive, in addition to any other bonuses awarded by the Compensation Committee, a minimum cash annual bonus of 100% of base salary so long as we achieve our adjusted EBITDA target as reflected in the annual budget for such year approved by our Board of Directors. At the sole discretion of the Compensation Committee and the Board of Directors, Mr. Kanders' annual bonus may be increased based on performance to a target level of 200% of base salary; provided that nothing in the employment agreement shall limit the discretion of the Compensation Committee and the Board of Directors to further adjust the annual bonus based upon performance. Any annual bonus payable to Mr. Kanders shall be paid no later than 2½ months after the end of the fiscal year in question during the term of the employment agreement.

Pursuant to the terms of the employment agreement, Mr. Kanders (A) received a grant of options (the "Kanders Stock Option Awards") to purchase (i) 150,000 shares of our common stock at an exercise price of $45.93, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares of common stock shall be subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 3, 2006; 50,000 shares will be restricted from sale until January 3, 2007; and 50,000 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Kanders' voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired as of the date of termination shall be extended for an additional five year period; and (ii) 328,800 shares of our common stock at an exercise price of $37.90, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares common stock shall be subject to the following lock-up restrictions: 50,000 shares will be restricted from sale until January 1, 2007; 100,000 shares will be restricted from sale until January 1, 2008; 128,800 shares will be restricted from sale until January 1, 2009; and 50,000 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Kanders' voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired as of the date of termination shall be extended for an additional five year period; (B) is entitled to receive as incentive compensation for each of calendar years 2005, 2006 and 2007 a stock bonus award of 25,000 shares of our common stock (the "Kanders First Tranche Stock Bonus Award") if our common stock price performance for each of such years exceeds the performance of the Standard & Poor's 500 Index for applicable year on a percentage basis; and (C) is entitled to receive a stock bonus award of 300,000 shares of our common stock (the "Kanders Second Tranche Stock Bonus Award") if at any time between January 1, 2005 and December 31, 2007 both of the following shall occur (whether or not contemporaneously): (i) the EBITDA (as defined below) of Armor Holdings for a four-quarter period exceeds $304,817,000; and (ii) the per share closing price of our common stock on the New York Stock Exchange (or such other stock market or exchange as our common stock shall then be traded on) shall be at least $70.00 or more (as adjusted for stock splits, if any, after the date hereof) for a period of five consecutive trading days. In the event a change in control (as defined in Mr. Kanders' employment agreement) occurs between January 1, 2005 and December 31, 2007, the shares subject to the Kanders Second Tranche Stock Bonus Award shall be issued so long as any one of the following is achieved: (i) the EBITDA of Armor Holdings for a four-quarter period occurring during the period beginning January 1, 2005 and ending as of the last day of the quarter on or immediately prior to the date of a change in control (the "Change in Control Period") exceeds $304,817,000; or (ii) the negotiated purchase price per share to be paid by an acquirer for common stock in connection with a change in control equals or exceeds $70.00; provided, that if a change in control occurs and neither of the goals set forth in clauses (i) or (ii) are achieved, then only 150,000 shares subject to the Kanders Second Tranche Stock Bonus Award will be issued upon the change in control, which shares will be fully vested immediately upon issuance thereof. If such change in control occurs and neither of the goals set forth in clauses (i) or (ii) above are achieved, then the Board of Directors and the Compensation Committee may determine, in their sole discretion, to issue more than 50% of the 300,000 shares subject to the Kanders Second Tranche Stock Bonus Award described above to Mr. Kanders if certain criteria, as may be determined by the Board of Directors and the Compensation Committee in their sole discretion, are met including, without limitation, Armor Holdings' share price increase, determined for the Change in Control Period and expressed as a percentage of Armor Holdings' share price as of January 1, 2005, is greater than the increase in the Standard & Poor's 500 Index for the Change in Control Period (expressed as a percentage of the Standard & Poor's 500 Index as of January 1, 2005). In the event the Kanders First Tranche Stock Bonus Award or the Kanders Second Tranche Stock Bonus Award is issuable by Armor Holdings, it may, in its discretion, determine to cash settle the award by paying to Mr. Kanders cash in an amount equal to the value of such shares on the date they would have been issuable. Each of the Kanders Stock Option Awards, the Kanders First Tranche Stock Bonus Award and the Kanders Second Tranche Stock Bonus Award shall be granted pursuant to the terms and conditions of our 2002 Stock Incentive Plan, or such other stock incentive plan as may be in effect from time to time, and shall be subject to the additional terms and conditions thereof and the further terms and conditions more fully set forth in a grant agreement between Armor Holdings and Mr. Kanders. All shares issuable in connection with the Kanders First Tranche Stock Bonus Award and the Kanders Second Tranche Stock Bonus Award shall be issued no later than 2 ½ months after the end of the calendar year in which Mr. Kanders' right to receive such shares vests. For purposes of this paragraph, "EBITDA" shall mean, for any period, for Armor Holdings and its subsidiaries, an amount equal to the sum of (without duplication) (a) Consolidated Net Income, (b) Consolidated Interest Expense, net, (c) the amount of taxes, based on or measured by income, used or included in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount of "integration and other charges" as listed on Armor Holdings' consolidated income statement, (f) any adjustments due to a change in minority interests, (g) any items included in "other expenses, net" as listed on Armor Holdings' consolidated income statement, and (h) any adjustments that appear on Armor Holdings' computation of pro forma earnings in respect of the applicable Four-Quarter Period as publicly announced by Armor Holdings from time to time, all determined on a consolidated basis and except with respect to item (h) above, in accordance with generally accepted accounting principles applied on a consistent basis. For purposes hereof, "Four-Quarter Period" shall mean a period of four full consecutive fiscal quarters of Armor Holdings and its subsidiaries, taken together as one accounting period.

Mr. Kanders' employment agreement also provides that, except as provided therein, he will not sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of any shares of capital stock of Armor Holdings, securities convertible into capital stock of Armor Holdings and the shares of capital stock of Armor Holdings underlying such convertible securities granted therein or that may be granted after the date thereof (collectively, the "Kanders Locked Shares") until the expiration of the lock-up restrictions contained therein or as otherwise contained in the grant agreements (which restrictions will be in effect between 2006 and 2010) with respect to such Kanders Locked Shares, and such restrictions on dispositions shall apply upon a termination of the employment agreement for cause; provided, however, that the restrictions with respect to such dispositions as set forth in this sentence shall not apply to Mr. Kanders in the event of a change in control of Armor Holdings or in the event of a termination of the employment agreement due to death, disability or without cause by Armor Holdings. In the event of a termination of the employment agreement by Armor Holdings for cause, or a termination of the employment agreement by Mr. Kanders, any existing lock-up restrictions still applicable on the date of termination to the Kanders Locked Shares shall be extended for a period of five years from the date such lock-up restriction is initially scheduled to terminate. Notwithstanding the foregoing, Mr. Kanders shall, to the extent permitted under applicable law, rule or regulation, be permitted to (i) transfer the Kanders Locked Shares to his immediate family members or trusts for the benefit of his immediate family members for estate planning purposes; provided that any such transferees shall be subject to the restrictions applicable to Mr. Kanders set forth therein; and (ii) in connection with any restricted stock award or Stock Bonus Awards, dispose of shares by having Armor Holdings withhold shares of common stock of Armor Holdings in order to satisfy Mr. Kanders' tax obligations.

Upon the occurrence of a change in control, Mr. Kanders shall have the right to terminate his employment agreement; provided, however, that if requested to do so by Armor Holdings, Mr. Kanders shall provide consulting services to Armor Holdings for transition purposes for a period of six months following the effective date of such change in control and his termination of his employment agreement, and Armor Holdings shall pay consulting fees to Mr. Kanders for such six month period in an amount equal to the compensation he would have otherwise received under his employment agreement had it been in effect for such six month period. Upon the termination of his employment agreement by Mr. Kanders due to the occurrence of a change in control, Mr. Kanders shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, immediately upon the consummation of the change in control, (A) three times the sum of (i) Mr. Kanders' highest annual base salary, plus (ii) the annual bonus for such year, in each case since January 1, 2004; plus (B) five times the greatest annual amount of the full cost of maintaining his principal office in Stamford, Connecticut or such other location as Mr. Kanders may determine, including, without limitation, costs for rent, utilities, secretarial services, information services, transportation services and similar office-related expenses consistent with prior reimbursements to Mr. Kanders or an affiliate of Mr. Kanders, during the immediately previous three years (the "Office Expense Reimbursement"). Upon the termination of Mr. Kanders' employment agreement by Armor Holdings without cause (as defined in Mr. Kanders' employment agreement), Mr. Kanders shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, within 5 business days of termination by Armor Holdings without cause, three times Mr. Kanders' highest annual base salary since January 1, 2004, plus the Office Expense Reimbursement. If Armor Holdings does not offer to renew his employment agreement on substantially similar terms upon the expiration of Mr. Kanders' employment agreement, and provided that Mr. Kanders is no longer employed by Armor Holdings, Mr. Kanders shall be entitled to receive (i) one and one-half times Mr. Kanders' highest annual base salary since January 1, 2004, which shall be payable in accordance with the normal payroll practices of Armor Holdings over a period of eighteen months, and shall be subject to withholding for applicable taxes and other amounts; provided, however, that such payments shall not commence until six months have elapsed from the effective date of such non-renewal; and provided, further, that the first payment that is payable after such six month period shall include all amounts that would have been payable during such six month period but were withheld due to the provisions hereof; and (ii) by wire transfer of immediately available funds, in one lump sum, within 5 business days of December 31, 2007, an amount equal to the Office Expense Reimbursement. For purposes of this Agreement, each payment referred to above shall be a "Kanders Termination Payment". Notwithstanding anything to the contrary set forth herein, in the event that Mr. Kanders has breached his confidentiality and non-competition obligations contained in the employment agreement, then Mr. Kanders shall immediately repay to Armor Holdings the full amount of the gross Kanders Termination Payment before taking into account any withholdings for applicable taxes and other amounts. For purposes of his employment agreement, a non-renewal of the employment agreement shall not be deemed to have occurred if Armor Holdings offers Mr. Kanders to renew his employment agreement upon the same terms and conditions set forth therein and Mr. Kanders rejects such offer.

Mr. Kanders' employment agreement also provides that in the event that his employment agreement is terminated by Armor Holdings without cause prior to the expiration thereof or upon the occurrence of a change in control, except as set forth therein, all grants of our common stock granted to Mr. Kanders therein shall vest and become immediately exercisable and saleable and any lock-up provisions applicable thereto, or to any options granted to Mr. Kanders, shall terminate. In addition, in the event that Mr. Kanders' employment agreement is terminated by Armor Holdings with cause prior to the expiration of the employment agreement, all unvested grants of our common stock granted to Mr. Kanders pursuant to the terms thereof or otherwise shall terminate and be null and void. Furthermore, if Mr. Kanders' employment agreement is terminated by Mr. Kanders, other than due to a "change in control", all unvested grants of our common stock granted to Mr. Kanders shall terminate and be null and void.

During the term of his employment, Mr. Kanders shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Armor Holdings' medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time, including, without limitation, any Supplemental Executive

Retirement Plan. Armor Holdings retains the right to terminate or alter any such plans or policies from time to time. Mr. Kanders shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Armor Holdings from time to time in effect for personnel with commensurate duties. Subject to the terms of his employment agreement, Mr. Kanders will be entitled to receive at no cost to him, (i) eighteen months of coverage for the medical benefits described above if Armor Holdings does not offer to renew his employment agreement upon expiration of thereof on substantially similar terms, and (ii) three years of coverage for the medical benefits described above if his employment agreement is terminated by Armor Holdings without cause or there occurs a change in control and he terminates the employment agreement; provided, however, that in each such case, such coverage need not be provided by Armor Holdings if Mr. Kanders is eligible for commensurate coverage for the medical and other fringe benefits described above through another employer. In the event of a termination of his employment agreement by Armor Holdings for death or disability, Mr. Kanders and/or his family, as applicable, shall be entitled to receive, at no cost to them, three years of medical and dental coverage that Mr. Kanders had at the time of such termination.

Mr. Kanders' employment also provides that so long as Armor Holdings (or one of its subsidiaries) owns an interest in, or a right to use, a private jet aircraft, Mr. Kanders shall, for security purposes, use such aircraft for business purposes, and upon reasonable notice, and provided that such aircraft is not required at such times for business purposes, Armor Holdings will make available such aircraft to Mr. Kanders and his family for up to fifty flight hours per year for his and his family's personal use, in each case at no cost to Mr. Kanders other than any applicable personal income taxes payable in connection therewith. Mr. Kanders' employment agreement also provides him with a non-accountable supplemental expense reimbursement allowance equal to 7.5% of his base salary per year and any additional discretionary benefits (including, without limitation, a gross-up payment to the extent of any applicable excise taxes imposed by Section 4999 of the IRC and benefits provided by any Supplemental Executive Retirement Plan, if any, adopted by the Board of Directors of Armor Holdings) that the Board of Directors of Armor Holdings may grant in its sole and absolute discretion. Mr. Kanders' employment agreement also contains certain confidentiality and non-competition provisions as well as other provisions that are customary for an executive employment agreement.

Robert R. Schiller

As of January 1, 2005, we entered into an employment agreement with Robert R. Schiller which provides that he will serve as our President and Chief Operating Officer through December 31, 2007, subject to earlier termination as set forth in the employment agreement. Pursuant to the employment agreement, Mr. Schiller will receive a base salary in the amount of $700,000, which may be adjusted from time to time by our Compensation Committee. Mr. Schiller's employment agreement also provides that Mr. Schiller will receive, in addition to any other bonuses awarded by the Compensation Committee, a minimum cash annual bonus of 100% of base salary so long as we achieve our adjusted EBITDA target as reflected in the annual budget for such year approved by our Board of Directors. At the sole discretion of the Compensation Committee and the Board of Directors, Mr. Schiller's annual bonus may be increased based on performance to a target level of 200% of base salary; provided that nothing in the employment agreement shall limit the discretion of the Compensation Committee and the Board of Directors to further adjust the annual bonus based upon performance. Any annual bonus payable to Mr. Schiller shall be paid no later than 2½ months after the end of the fiscal year in question during the term of the employment agreement.

Pursuant to the terms of the employment agreement, Mr. Schiller (A) received a grant of options (the "Schiller Stock Option Awards") to purchase (i) 100,000 shares of our common stock at an exercise price of $45.93, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares of common stock shall be subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 3, 2006; 33,333 shares will be restricted from sale until January 3, 2007; and 33,334 shares will be restricted from sale until January 3, 2008; in addition, upon Mr. Schiller's voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired as of the date of termination shall be extended for an additional five year period; and (ii) 219,200 shares of our common stock at an exercise price of $37.90, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares of common stock shall be subject to the following lock-up restrictions: 33,333 shares will be restricted from sale until January 1, 2007; 66,666 shares will be restricted from sale until January 1, 2008; 85,867 shares will be restricted from sale until January 1, 2009; and 33,334 shares will be restricted from sale until January 1, 2010; in addition, upon Mr. Schiller's voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired as of the date of termination shall be extended for an additional five year period; (B) is entitled to receive as incentive compensation for each of calendar years 2005, 2006 and 2007 a stock bonus award of 15,000 shares of our common stock (the "Schiller First Tranche Stock Bonus Award") if our common stock price performance for each of such years exceeds the performance of the Standard & Poor's 500 Index for applicable year on a percentage basis; and (C) is entitled to receive a stock bonus award of 150,000 shares of our common stock (the "Schiller Second Tranche Stock Bonus Award") if at any time between January 1, 2005 and December 31, 2007 both of the following shall occur (whether or not contemporaneously): (i) the EBITDA (as defined above in the description of Mr. Kanders' employment agreement) of Armor Holdings for a consecutive four-quarter period exceeds $304,817,000; and (ii) the per share closing price of our common stock on the New York Stock Exchange (or such other stock market or exchange as our common stock shall then be traded on) shall be at least $70.00 or more (as adjusted for stock splits, if any, after the date hereof) for a period of five consecutive trading days. In the event a change in control (as defined in Mr. Schiller's employment agreement) occurs between January 1, 2005 and December 31, 2007, the shares subject to the Schiller Second Tranche Stock Bonus Award shall be issued so long as any one of the following is achieved: (i) the EBITDA of Armor Holdings for a consecutive four-quarter period occurring during the Change in Control Period exceeds $304,817,000; or (ii) the negotiated purchase price per share to be paid by an acquirer for common stock in connection with a change in control equals or exceeds $70.00 or more; provided, that if a change in control occurs and neither of the goals set forth in clauses (i) or (ii) are achieved, then only 75,000 shares subject to the Schiller Second Tranche Stock Bonus Award will be issued upon the change in control, which shares will be fully vested immediately upon issuance thereof. If such change in control occurs and neither of the goals set forth in clauses (i) or (ii) above are achieved, then the Board of Directors and the Compensation Committee may determine, in their sole discretion, to issue more than 50% of the 150,000 shares subject to the Schiller Second Tranche Stock Bonus Award described above to Mr. Schiller if certain criteria, as may be determined by the Board of Directors and the Compensation Committee in their sole discretion, are met including, without limitation, Armor Holdings' share price increase, determined for the Change in Control Period and expressed as a percentage of Armor Holdings' share price as of January 1, 2005, is greater than the increase in the Standard & Poor's 500 Index for the Change in Control Period (expressed as a percentage of the Standard & Poor's 500 Index as of January 1, 2005). All shares issuable in connection with the Schiller First Tranche Stock Bonus Award and the Schiller Second Tranche Stock Bonus Award shall be issued no later than 2½ months after the end of the calendar year in which Mr. Schiller's right to receive such shares vests. In the event the Schiller First Tranche Stock Bonus Award or the Schiller Second Tranche Stock Bonus Award is issuable by Armor Holdings, it may, in its discretion, determine to cash settle the award by paying to Mr. Schiller cash in an amount equal to the value of such shares on the date they would have been issuable. Each of the Schiller Stock Option Awards, the Schiller First Tranche Stock Bonus Award and the Schiller Second Tranche Stock Bonus Award shall be granted pursuant to the terms and conditions of our 2002 Stock Incentive Plan, or such other stock incentive plan as may be in effect from time to time, and shall be subject to the additional terms and conditions thereof and the further terms and conditions more fully set forth in a grant agreement between Armor Holdings and Mr. Schiller.

Mr. Schiller's employment agreement also provides that, except as provided therein, he will not sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of any shares of capital stock of Armor Holdings, securities convertible into capital stock of Armor Holdings and the shares of capital stock of Armor Holdings underlying such convertible securities granted therein or that may be granted after the date thereof (collectively, the "Schiller Locked Shares") until the expiration of the lock-up restrictions contained therein or as otherwise contained in the grant agreements (which restrictions will be in effect between 2006 and 2010) with respect to such Schiller Locked Shares, and such restrictions on dispositions shall apply upon a termination of the employment agreement for cause;

provided, however, that the restrictions with respect to such dispositions as set forth in this sentence shall not apply to Mr. Schiller in the event of a change in control of Armor Holdings or in the event of a termination of the employment agreement due to death, disability or without cause by Armor Holdings. With respect to any shares of capital stock of Armor Holdings, securities convertible into capital stock of Armor Holdings and the shares of capital stock of Armor Holdings underlying such convertible securities that are owned by Mr. Schiller other than the Schiller Locked Shares, Mr. Schiller shall give to Armor Holdings' Chairman of the Board five business days advance written notice of any intent to sell such securities. In the event of a termination of the employment agreement by Armor Holdings for cause, or a termination of the employment agreement by Mr. Schiller, any existing lock-up restrictions still applicable on the date of termination to the Schiller Locked Shares shall be extended for a period of five years from the date such lock-up restriction is initially scheduled to terminate. Notwithstanding the foregoing, Mr. Schiller shall, to the extent permitted under applicable law, rule or regulation, be permitted to (i) transfer the Schiller Locked Shares to his immediate family members or trusts for the benefit of his immediate family members for estate planning purposes; provided that any such transferees shall be subject to the restrictions applicable to Mr. Schiller set forth therein; and (ii) in connection with any restricted stock award or Stock Bonus Award, dispose of shares by having Armor Holdings withhold shares of common stock of Armor Holdings in order to satisfy Mr. Schiller's tax obligations.

Upon the occurrence of a "change in control", Mr. Schiller shall have the right to terminate his employment agreement; provided, however, that if requested to do so by the Company, Mr. Schiller shall provide consulting services to Armor Holdings for transition purposes for a period of six months following the effective date of such change in control and his termination of his employment agreement, and Armor Holdings shall pay consulting fees to Mr. Schiller for such six month period in an amount equal to the compensation he would have otherwise received under his employment agreement had it been in effect for such six month period. Upon the termination of his employment agreement by Mr. Schiller due to the occurrence of a change in control, Mr. Schiller shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, immediately upon the consummation of the change in control, three times the sum of (i) Mr. Schiller's highest annual base salary, plus (ii) the annual bonus for such year, in each case since January 1, 2004. Upon the termination of Mr. Schiller's employment agreement by Armor Holdings without cause (as defined in Mr. Schiller's employment agreement), Mr. Schiller shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, within 5 business days of termination by Armor Holdings without cause, three times Mr. Schiller's highest annual base salary since January 1, 2004. If Armor Holdings does not offer to renew his employment agreement on substantially similar terms upon the expiration of Mr. Schiller's employment agreement, and provided that Mr. Schiller is no longer employed by Armor Holdings, Mr. Schiller shall be entitled to receive (i) one and one-half times Mr. Schiller's highest annual base salary since January 1, 2004, which shall be payable in accordance with the normal payroll practices of Armor Holdings over a period of eighteen months, and shall be subject to withholding for applicable taxes and other amounts; provided, however, that such payments shall not commence until six months have elapsed from the effective date of such non-renewal; and provided, further, that the first payment that is payable after such six month period shall include all amounts that would have been payable during such six month period but were withheld due to the provisions hereof. For purposes of this Agreement, each payment referred to above shall be a "Schiller Termination Payment". Notwithstanding anything to the contrary set forth herein, in the event that Mr. Schiller has breached his confidentiality and non-competition obligations contained in the employment agreement, then Mr. Schiller shall immediately repay to Armor Holdings the full amount of the gross Schiller Termination Payment before taking into account any withholdings for applicable taxes and other amounts. For purposes of his employment agreement, a non-renewal of the employment agreement shall not be deemed to have occurred if Armor Holdings offers Mr. Schiller to renew his employment agreement upon the same terms and conditions set forth therein and Mr. Schiller rejects such offer.

Mr. Schiller's employment agreement also provides that in the event that Mr. Schiller's employment agreement is terminated by Armor Holdings without cause prior to the expiration thereof or upon the occurrence of a change in control, all grants of our common stock granted to Mr. Schiller therein shall vest and become immediately exercisable and saleable and any lock-up provisions applicable thereto, or to any options granted to Mr. Schiller, shall terminate. In addition, in the event that Mr. Schiller's employment agreement is terminated by Armor Holdings with cause prior to the expiration of the employment agreement, all unvested grants of our common stock granted to Mr. Schiller pursuant to the terms thereof or otherwise shall terminate and be null and void. Furthermore, if Mr. Schiller's employment agreement is terminated by Mr. Schiller, other than due to a change in control, all unvested grants of common stock granted to Mr. Schiller shall terminate and be null and void.

During the term of his employment, Mr. Schiller shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Armor Holdings' medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time, including, without limitation, any Supplemental Executive Retirement Plan. Armor Holdings retains the right to terminate or alter any such plans or policies from time to time. Mr. Schiller shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Armor Holdings from time to time in effect for personnel with commensurate duties. Subject to the terms of his employment agreement, Mr. Schiller will be entitled to receive at no cost to him, (i) eighteen months of coverage for the medical benefits described above if Armor Holdings does not offer to renew his employment agreement upon expiration of thereof on substantially similar terms, and (ii) three years of coverage for the medical benefits described above if his employment agreement is terminated by Armor Holdings without cause or there occurs a change in control and he terminates the employment agreement; provided, however, that in each such case, such coverage need not be provided by Armor Holdings if Mr. Schiller is eligible for commensurate coverage for the medical and other fringe benefits described above through another employer. In the event of a termination of his employment agreement by Armor Holdings for death or disability, Mr. Schiller and/or his family, as applicable, shall be entitled to receive, at no cost to them, three years of medical and dental coverage that Mr. Schiller had at the time of such termination.

Mr. Schiller's employment also provides that so long as Armor Holdings (or one of its subsidiaries) owns an interest in, or a right to use, a private jet aircraft, Mr. Schiller shall, for security purposes, use such aircraft for business purposes, and upon reasonable notice, and provided that such aircraft is not required at such times for business purposes, Armor Holdings will make available such aircraft to Mr. Schiller and his family for up to fifty flight hours per year for his and his family's personal use, at no cost to Mr. Schiller other than any applicable personal income taxes payable in connection therewith. Mr. Schiller's employment agreement also provides him with a non-accountable supplemental expense reimbursement allowance equal to 7.5% of his base salary per year and any additional discretionary benefits (including, without limitation, a gross-up payment to the extent of any applicable excise taxes imposed by Section 4999 of the IRC and benefits provided by any Supplemental Executive Retirement Plan, if any, adopted by the Board of Directors of Armor Holdings) that the Board of Directors of Armor Holdings may grant in its sole and absolute discretion. Mr. Schiller has also agreed to certain confidentiality and non-competition provisions. Mr. Schiller's employment agreement also contains other provisions that are customary for an executive employment agreement.

Glenn J. Heiar

As of May 20, 2005, we entered into an employment agreement with Glenn J. Heiar which provides that he will serve as our Chief Financial Officer for a three year term that will expire on May 20, 2008, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $325,000. The Compensation Committee and the Board of Directors shall review Mr. Heiar's base salary annually and, based on a number of factors, including, without limitation, Armor Holdings' performance and Mr. Heiar's performance, may in their sole and absolute discretion, increase Mr. Heiar's base salary.

Upon the occurrence of a "change in control" (as defined in Mr. Heiar's employment agreement), Mr. Heiar shall have the right to terminate his employment agreement. Upon (i) the termination of the employment agreement by Armor Holdings without cause, or (ii) if Armor Holdings does not offer to renew the employment agreement upon expiration thereof on substantially similar terms, and provided that Mr. Heiar is no longer employed by Armor Holdings, then in either such case, Mr. Heiar shall be entitled to receive a severance payment from Armor Holdings equal to one year's base salary, which shall be payable over a period of one year in accordance with the normal payroll practices of Armor Holdings and shall be subject to withholding for applicable taxes and other amounts; provided, however, that if any of such payments would be payable 2½ months after the beginning of the next calendar year after such termination or non-renewal, such payments shall not commence until six months have elapsed from the effective date of such termination without cause or non-renewal; and provided, further, that the first payment that is payable after such six month period shall include all amounts that would have been payable during such six month period but were withheld due to the provisions hereof. For purposes of this Agreement, the payment referred to above shall be a "Heiar Termination Payment". Notwithstanding anything to the contrary set forth herein, in the event that Mr. Heiar has breached his confidentiality and non-competition obligations contained in the employment agreement, then Mr. Heiar shall immediately repay to Armor Holdings the full amount of the gross Heiar Termination Payment before taking into account any withholdings for applicable taxes and other amounts. For purposes of his employment agreement, a non-renewal of the employment agreement shall not be deemed to have occurred if Armor Holdings offers Mr. Heiar to renew his employment agreement upon the same terms and conditions set forth therein and Mr. Heiar rejects such offer.

Pursuant to the terms of the employment agreement, Mr. Heiar is entitled to receive (A) options to purchase up to an aggregate of 25,000 shares of our common stock, at an exercise price of $44.76 per share, all of which are fully vested and exercisable as of February 10, 2005 (the "Heiar Grant Date"); and the underlying shares of our common stock shall be subject to lock-up restrictions as follows: (1) 100% of the underlying shares for 24 months following the Heiar Grant Date, (2) 75% of the underlying shares for 36 months following the Heiar Grant Date, (3) 50% of the underlying shares for 48 months following the Heiar Grant Date, and (4) 25% of the underlying shares for 60 months following the Heiar Grant Date; in addition, upon Mr. Heiar's voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; (B) a stock bonus award of 25,000 shares of our common stock, all of which will vest upon the occurrence of a change in control, and the Company may, in its discretion, determine to cash settle this award by paying to Mr. Heiar cash in an amount equal to the value of such shares on the closing date of the occurrence of such change in control; (C) options to purchase up to an aggregate of 75,000 shares of our common stock, at an exercise price of $37.90 per share, all of which are fully vested and exercisable as of March 25, 2005; and the underlying shares of our common stock shall be subject to lock-up restrictions, and shall be released from such lock-up restrictions as follows: (1) 6,250 shares released on January 1, 2008, (2) 12,500 shares released on January 1, 2009, (3) 18,750 shares released on January 1, 2010, (4) 18,750 shares released on January 1, 2011, (5) 12,500 shares released on January 1, 2012 and (6) 6,250 shares released on January 1, 2013; in addition, upon Mr. Heiar's voluntary termination of employment with Armor Holdings or his termination by Armor Holdings for cause, any of the foregoing lock-up periods which have not yet expired shall be extended for an additional five year period; and (D) as incentive compensation for each of calendar years 2005, 2006 and 2007 a stock bonus award of 5,000 shares of our common stock if Armor Holdings' common stock price performance for each of such years exceeds the performance of the Standard & Poor's 500 Index for applicable year on a percentage basis; and if such shares are issued, they will be issued no later than 2½ months after the end of the applicable calendar year and will be fully vested immediately upon issuance thereof; provided, however, Armor Holdings may, in its discretion, determine to cash settle this award by paying to Mr. Heiar cash in an amount equal to the value of such shares on the date they would have been issuable.

Mr. Heiar's employment agreement also provides him with a non-accountable supplemental expense reimbursement allowance of $15,000 per year. Mr. Heiar has also agreed to certain confidentiality and non-competition provisions. Mr. Heiar's employment agreement also contains other provisions that are customary for an executive employment agreement.

In addition, Mr. Heiar's employment agreement provides that he will not sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of until May 20, 2008 any of the shares of our common stock underlying the options to purchase 100,000 shares of our common stock at an exercise of $37.90 per share (the "Heiar Newly Granted Stock Options") and the options to purchase 80,000 shares of our common stock at an exercise price of $28.46 (the "Heiar Accelerated Stock Options"), and such restriction on dispositions shall apply upon a termination of the employment agreement for cause; provided, however, that the restriction with respect to such dispositions as set forth in this sentence shall not apply to Mr. Heiar in the event of a change in control of Armor Holdings or in the event of a termination of the employment agreement for death, disability or without cause by Armor Holdings; and provided, further, that options to purchase 60,000 shares of common stock, granted to Mr. Heiar on March 10, 2004, shall be released from any restrictions set forth in this sentence on March 10, 2007. With respect to any shares of common stock issuable to Mr. Heiar upon the exercise of previously granted options or any shares of common stock owned by Mr. Heiar other than those shares underlying the Heiar Newly Granted Stock Options and the Heiar Accelerated Stock Options, Mr. Heiar shall give the Chairman of the Board and President five business days advance written notice of any intent to sell such common stock. In addition, in the event of a termination of the employment agreement by Armor Holdings for cause, or a termination of the employment agreement by Mr. Heiar other than due to a change in control, any existing lock-up restrictions still applicable on the date of termination to any shares of our common stock underlying the Heiar Newly Granted Stock Options and the shares of our common stock underlying the Heiar Accelerated Stock Options shall be extended for a period of five years from the date such lock-up restriction is initially scheduled to terminate.

In addition, upon the occurrence of a change in control, all stock bonus awards of Armor Holdings granted to Mr. Heiar shall vest and become immediately exercisable and saleable, and any lock-up restrictions applicable to any stock bonus awards or options awarded to Mr. Heiar shall terminate, on the effective date of such change in control. In the event that the employment agreement is terminated by Armor Holdings with cause prior to the expiration of the term of the employment agreement, all unvested awards of restricted common stock granted to Mr. Heiar shall terminate. In the event that the employment agreement is terminated by Armor Holdings without cause prior to the expiration of the term of the employment agreement, all unvested stock bonus awards granted to Mr. Heiar in respect of a change in control shall terminate except for the stock bonus awards granted to Mr. Heiar as bonus compensation (the "Heiar Bonus Stock"); provided, that (i) the vesting schedule for the Heiar Bonus Stock shall not be modified; and (ii) in the event Mr. Heiar breaches any of such obligations, Armor Holdings shall be permitted to offset from any unvested Heiar Bonus Stock an amount equal to the damages incurred by Armor Holdings due to Mr. Heiar's breach(es) of such obligations. In the event that the employment agreement is terminated by Mr. Heiar, other than due to a change in control, all vested options for the purchase of our common stock and stock bonus awards of Armor Holdings granted to Mr. Heiar shall remain subject to the lock-up restrictions contained in the employment agreement or any other lock-up agreements, as applicable, and the unvested portion of such stock bonus awards shall terminate.

During the term of his employment, Mr. Heiar shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Armor Holdings' medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time, including, without limitation, any Supplemental Executive Retirement Plan. Armor Holdings retains the right to terminate or alter any such plans or policies from time to time. Mr. Heiar shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Armor Holdings from time to time in effect for personnel with commensurate duties. Subject to the terms of his employment agreement, Mr. Heiar will be entitled to receive at no cost to him, (i) one year of coverage for the medical benefits described above if Armor Holdings terminates the employment agreement due to the death or disability of Mr. Heiar, or if Armor Holdings does not offer to renew Mr. Heiar's employment agreement upon expiration of thereof on substantially similar terms and provided that Mr. Heiar is no longer employed by Armor Holdings, and (ii) one year of coverage for the medical benefits described above if his employment agreement is terminated by Armor Holdings without cause or there occurs a change in control and he terminates the employment agreement; provided, however, that in each such case, such coverage need not be provided by Armor Holdings if Mr. Heiar is eligible for commensurate coverage for the medical and other fringe benefits described above through another employer.

Robert F. Mecredy

As of May 20, 2005, we entered into an employment agreement with Robert F. Mecredy which provides that he will serve as the President of our Aerospace & Defense Group for a three year term that will expire on May 20, 2008, subject to earlier termination as set forth in the employment agreement. The employment agreement provides for a base salary of $400,000. The Compensation Committee and the Board of Directors shall review Mr. Mecredy's base salary annually and, based on a number of factors, including, without limitation, Armor Holdings' performance and Mr. Mecredy's performance, may in their sole and absolute discretion, increase Mr. Mecredy's base salary.

Upon the occurrence of a "change in control" (as defined in Mr. Mecredy's employment agreement), Mr. Mecredy shall have the right to terminate his employment agreement. Upon (i) the termination of the employment agreement by Armor Holdings without cause, or (ii) if Armor Holdings does not offer to renew the employment agreement upon expiration thereof on substantially similar terms, and provided that Mr. Mecredy is no longer employed by Armor Holdings, then in either such case, Mr. Mecredy shall be entitled to receive a severance payment from Armor Holdings equal to one year's base salary, which shall be payable over a period of one year in accordance with the normal payroll practices of Armor Holdings and shall be subject to withholding for applicable taxes and other amounts; provided, however, that if any of such payments would be payable 2½ months after the beginning of the next calendar year after such termination or non-renewal, such payments shall not commence until six months have elapsed from the effective date of such termination without cause or non-renewal; and provided, further, that the first payment that is payable after such six month period shall include all amounts that would have been payable during such six month period but were withheld due to the provisions hereof. For purposes of this Agreement, the payment referred to above shall be a "Mecredy Termination Payment". Notwithstanding anything to the contrary set forth herein, in the event that Mr. Mecredy has breached his confidentiality and non-competition obligations contained in the employment agreement, then Mr. Mecredy shall immediately repay to Armor Holdings the full amount of the gross Mecredy Termination Payment before taking into account any withholdings for applicable taxes and other amounts. For purposes of his employment agreement, a non-renewal of the employment agreement shall not be deemed to have occurred if Armor Holdings offers Mr. Mecredy to renew his employment agreement upon the same terms and conditions set forth therein and Mr. Mecredy rejects such offer.

Pursuant to the terms of the employment agreement, Mr. Mecredy is entitled to receive (A) options to purchase up to an aggregate of 75,000 shares of our common stock, at an exercise price of $44.76 per share, all of which are fully vested and exercisable as of February 10, 2005 (the "Mecredy Grant Date"); and the underlying shares of our common stock shall be subject to lock-up restrictions as follows: (1) 100% of the underlying shares for 24 months following the Mecredy Grant Date, (2) 75% of the underlying shares for 36 months following the Mecredy Grant Date, (3) 50% of the underlying shares for 48 months following the Mecredy Grant Date, and (4) 25% of the underlying shares for 60 months following the Mecredy Grant Date; (B) 25,000 shares of restricted stock, all of which will vest upon the occurrence of a change in control, and the Company may, in its discretion, determine to cash settle this award by paying to Mr. Mecredy cash in an amount equal to the value of such shares on the closing date of the occurrence of such change in control; (C) options to purchase up to an aggregate of 75,000 shares of our common stock, at an exercise price of $37.90 per share, all of which are fully vested and exercisable as of March 25, 2005, and the underlying shares of our common stock shall be subject to lock-up restrictions, and shall be released from such lock-up restrictions as follows: (1) 6,250 shares released on January 1, 2008, (2) 12,500 shares released on January 1, 2009, (3) 18,750 shares released on January 1, 2010, (4) 18,750 shares released on January 1, 2011, (5) 12,500 shares released on January 1, 2012 and (6) 6,250 shares released on January 1, 2013; and (D) as incentive compensation for each of calendar years 2005, 2006 and 2007 a restricted stock grant of 2,500 shares of our common stock if Armor Holdings' common stock price performance for each of such years exceeds the performance of the Standard & Poor's 500 Index for applicable year on a percentage basis; and if such shares are issued, they will be issued no later than 2½ months after the end of the applicable calendar year and will be fully vested immediately upon issuance thereof; provided, however, Armor Holdings may, in its discretion, determine to cash settle this award by paying to Mr. Mecredy cash in an amount equal to the value of such shares on the date they would have been issuable.

Mr. Mecredy's employment agreement also provides him with a non-accountable supplemental expense reimbursement allowance of $15,000 per year. Mr. Mecredy has also agreed to certain confidentiality and non-competition provisions. Mr. Mecredy's employment agreement also contains other provisions that are customary for an executive employment agreement.

In addition, Mr. Mecredy's employment agreement provides that he will not sell, transfer, hypothecate, grant a security interest in, pledge or otherwise dispose of until May 20, 2008 any of the shares of our common stock underlying the options to purchase (i) 75,000 shares of our common stock at an exercise of $44.76 per share; and (ii) 75,000 shares of our common stock at an exercise of $37.90 per share (collectively, the "Mecredy Newly Granted Stock Options"); and the options to purchase 66,666 shares of our common stock at an exercise price of $28.46 (the "Mecredy Accelerated Stock Options"), and such restriction on dispositions shall apply upon a termination of the employment agreement for cause; provided, however, that the restriction with respect to such dispositions as set forth in this sentence shall not apply to Mr. Mecredy in the event of a "change in control" of Armor Holdings or in the event of a termination of the employment agreement for death, disability or without cause by Armor Holdings; and provided, further, that options to purchase 100,000 shares of common stock, granted to Mr. Mecredy on October 8, 2003, shall be released from any restrictions set forth in this sentence on October 8, 2006. With respect to any shares of common stock issuable to Mr. Mecredy upon the exercise of previously granted options or any shares of common stock owned by Mr. Mecredy other than those shares underlying the Mecredy Newly Granted Stock Options and the Mecredy Accelerated Stock Options, Mr. Mecredy shall give the Chairman of the Board and President five business days advance written notice of any intent to sell such common stock. In addition, in the event of a termination of the employment agreement by Armor Holdings for cause, or a termination of the employment agreement by Mr. Mecredy other than due to a change in control, any existing lock-up restrictions still applicable on the date of termination to any shares of our common stock underlying the Mecredy Newly Granted Stock Options and the shares of our common stock underlying the Mecredy Accelerated Stock Options shall be extended for a period of five years from the date such lock-up restriction is initially scheduled to terminate.

In addition, upon the occurrence of a change in control, all stock bonus awards of Armor Holdings granted to Mr. Mecredy shall vest and become immediately exercisable and saleable, and any lock-up restrictions applicable to any stock bonus awards or options awarded to Mr. Mecredy shall terminate, on the effective date of such change in control. In the event that the employment agreement is terminated by Armor Holdings with cause prior to the expiration of the term of the employment agreement, all unvested stock bonus awards granted to Mr. Mecredy shall terminate. In the event that the employment agreement is terminated by Armor Holdings without cause prior to the expiration of the term of the employment agreement, all unvested stock bonus awards stock granted to Mr. Mecredy in respect of a change in control shall terminate except for the stock bonus awards granted to Mr. Mecredy as bonus compensation (the "Mecredy Bonus Stock"); provided, that (i) the vesting schedule for the Mecredy Bonus Stock shall not be modified; and (ii) in the event Mr. Mecredy breaches any of such obligations, Armor Holdings shall be permitted to offset from any unvested Mecredy Bonus Stock an amount equal to the damages incurred by Armor Holdings due to Mr. Mecredy's breach(es) of such obligations. In the event that the employment agreement is terminated by Mr. Mecredy, other than due to a change in control, all vested options for the purchase of our common stock and stock bonus awards of Armor Holdings granted to Mr. Mecredy shall remain subject to the lock-up restrictions contained in the employment agreement or any other lock-up agreements, as applicable, and the unvested portion of such stock bonus awards shall terminate.

During the term of his employment, Mr. Mecredy shall be entitled to participate in or benefit from, in accordance with the eligibility and other provisions thereof, Armor Holdings' medical insurance and other fringe benefit plans or policies as it may make available to, or have in effect for, its personnel with commensurate duties from time to time, including, without limitation, any Supplemental Executive Retirement Plan. Armor Holdings retains the right to terminate or alter any such plans or policies from time to time. Mr. Mecredy shall also be entitled to four weeks paid vacation each year, sick leave and other similar benefits in accordance with policies of Armor Holdings from time to time in effect for personnel with commensurate duties. Subject to the terms of his employment agreement, Mr. Mecredy will be entitled to receive at no cost to him, (i) one year of coverage for the medical benefits described above if Armor Holdings terminates the employment agreement due to the death or disability of Mr. Mecredy, or if Armor Holdings does not offer to renew Mr. Mecredy's employment agreement upon expiration of thereof on substantially similar terms and provided that Mr. Mecredy is no longer employed by Armor Holdings, and (ii) one year of coverage for the medical benefits described above if his employment agreement is terminated by Armor Holdings without cause or there occurs a change in control and he terminates the employment agreement; provided, however, that in each such case, such coverage need not be provided by Armor Holdings if Mr. Mecredy is eligible for commensurate coverage for the medical and other fringe benefits described above through another employer.

Stephen E. Croskrey

As of March 7, 2005, we entered into a resignation and severance agreement and general release with Stephen Croskrey (the "Severance Agreement") pursuant to which Mr. Croskrey (i) resigned as the President and Chief Executive Officer of our Products Division and from all other positions held by him at our direct and indirect subsidiaries or affiliates; and (ii) released Armor Holdings and its affiliates from any and all Claims (as defined in Mr. Croskrey's Severance Agreement) and certain other matters through the date of the Severance Agreement.

Pursuant to the terms of the Severance Agreement, provided that Mr. Croskrey is not in breach of the terms of the Severance Agreement, we will make severance payments in the aggregate amount of $337,500, which shall be payable to Mr. Croskrey over a period of 18 months commencing six months after March 7, 2005 in equal amounts in accordance with our payroll practices in effect from time to time for employees generally, and subject to withholding for applicable taxes and other mutually agreed amounts. We will also make a lump sum payment of $112,500 in September 2005 to an entity controlled by Mr. Croskrey for certain services to be rendered to us.

In addition, certain options previously granted to Mr. Croskrey became fully vested as of March 7, 2005, and the termination date of certain of such options were extended. Certain options and restricted shares owned by Mr. Croskrey will be delivered by Mr. Croskrey to Armor Holdings to be held by Armor Holdings as collateral to secure Mr. Croskrey's obligations under the Severance Agreement, and Mr. Croskrey granted Armor Holdings a security interest therein in order to secure Mr. Croskrey's obligations under the Severance Agreement.

Mr. Croskrey's Severance Agreement also contains certain confidentiality and non-competition provisions, medical and group term life insurance benefits and other provisions that are customary for agreements of this type.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective as of January 1, 2003, we entered into a Transportation Services Agreement with Kanders Aviation, LLC, an entity controlled by Mr. Kanders. Pursuant to the terms of the Transportation Services Agreement and upon our request, Kanders Aviation may, in its sole discretion, provide us with air transportation services via certain aircraft. We intend to use the air transportation services provided by Kanders Aviation, LLC only to the extent we require air transportation services when our leased airplane is otherwise being utilized by us. The Transportation Services Agreement will remain in effect indefinitely until terminated by written notice by either party thereto to the other party thereto. During the term of the Transportation Services Agreement, we will reimburse Kanders Aviation in an amount equal to the fair market value of the air transportation services provided by Kanders Aviation to us and any additional expenses incurred by Kanders Aviation in connection with such air transportation services.

We also agreed to reimburse Kanders & Co., a corporation controlled by our Chairman of the Board and Chief Executive Officer, for the full cost of maintaining his principal office in Stamford, Connecticut or such other location as Mr. Kanders may determine, including, without limitation, costs for rent, utilities, secretarial services, information services, transportation services and similar office-related expenses ("Office Reimbursement Expenses") consistent with prior reimbursements to Kanders & Co. During fiscal 2004, we reimbursed Kanders & Co. for Office Reimbursement Expenses in the aggregate amount of $369,000.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP has audited our financial statements for the fiscal year ended December 31, 2004. The Board of Directors and the Audit Committee desire to continue the services of PricewaterhouseCoopers LLP for the current fiscal year ending December 31, 2005. Accordingly, the Board of Directors recommends that the stockholders ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers LLP to audit our financial statements for the fiscal year ending December 31, 2005. Representatives of that firm are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

PROPOSAL 3

APPROVAL AND ADOPTION OF 2005 STOCK INCENTIVE PLAN

Armor Holdings' 2002 Stock Incentive Plan originally became effective following its approval by the stockholders of Armor Holdings at the 2002 Annual Meeting of Stockholders. The Board believes that the 2002 Stock Incentive Plan has been effective in attracting qualified executives, key employees, directors and consultants to Armor Holdings and its subsidiaries and in providing long-term incentives and rewards to those individuals responsible for the success of Armor Holdings. The Board further believes that the awards granted under the 2002 Stock Incentive Plan have provided an incentive that aligns the economic interests of executives, key employees, directors and consultants with those of Armor Holdings' stockholders. The Board continues to believe that it is in Armor Holdings' best interest to utilize these types of awards as an integral part of its compensation programs, and considers these programs to be key contributors to the ongoing success of Armor Holdings.

The Board of Directors believes that the adoption and approval of a new long-term stock incentive plan will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future and is in the best interests of Armor Holdings. Accordingly, the Board of Directors approved, subject to the approval of Armor Holdings' stockholders, the 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan"). Stockholder approval of the 2005 Stock Incentive Plan is desired, among other reasons, to ensure the tax deductibility by Armor Holdings of awards under the 2005 Stock Incentive Plan for purposes of Section 162(m) of the IRC and to meet the listing requirements of the New York Stock Exchange.

The material features of the 2005 Stock Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2005 Stock Incentive Plan, the full text of which is set forth as Appendix A to this proxy statement.

ADMINISTRATION

The 2005 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors of Armor Holdings. All members of the Committee are non-employee directors of Armor Holdings. The Committee has the authority to determine, within the limits of the express provisions of the 2005 Stock Incentive Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. With respect to employees who are not subject to Section 16 of the Exchange Act, the Committee may delegate its authority under the 2005 Stock Incentive Plan to one or more officers or employees of Armor Holdings. To the extent not otherwise provided for under Armor Holdings' Certificate of Incorporation, as amended, and Amended and Restated By-laws, members of the Committee are entitled to be indemnified by Armor Holdings with respect to claims relating to their actions in the administration of the 2005 Stock Incentive Plan, except in the case of willful misconduct.

TYPES OF AWARDS

Awards under the 2005 Stock Incentive Plan may include nonqualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted shares of common stock, restricted units and performance awards.

Stock Options.    The Committee may grant to a participant incentive stock options, options that do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee. Incentive stock option grants shall be made in accordance with Section 422 of the IRC.

The exercise price for stock options will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of Armor Holdings' common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of Armor Holdings on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

Stock options must be exercised within a period fixed by the Committee that may not exceed seven years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of Armor Holdings on the date of grant, the exercise period may not exceed five years. The 2005 Stock Incentive Plan provides for earlier termination of stock options upon the participant's termination of employment, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Committee's discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of Armor Holdings' common stock held by the participant for at least six months (or such other shares of common stock as the Committee may permit), a combination of cash and shares of stock or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

Stock Appreciation Rights.    SARs may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. A SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.

The exercise price of a SAR is determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of common stock, or a combination thereof, as determined by the Committee. The exercise price for a SAR will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of Armor Holdings' common stock on the date when the SAR is granted. SARs must be exercised within a period fixed by the Committee that may not exceed seven years from the date of grant.

Restricted Shares and Restricted Units.    The Committee may award to a participant shares of common stock subject to specified restrictions ("restricted shares"). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives ("restricted units"). The terms and conditions of restricted share and restricted unit awards are determined by the Committee.

For participants who are subject to Section 162(m) of the IRC, the performance targets described in the preceding two paragraphs may be established by the Committee, in its discretion, based on one or more of the following measures: revenue; net revenue; revenue growth; net revenue growth; EBITDA; adjusted EBITDA; funds from operations; funds from operations per share; operating income (loss);

operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; and confidential business unit objectives (the "Performance Goals").

The above terms shall have the same meaning as in Armor Holdings' financial statements, or if the terms are not used in Armor Holdings' financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Performance Awards.    The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from Armor Holdings, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock, stock units or a combination thereof, as determined by the Committee.

Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee. With respect to participants subject to Section 162(m) of the IRC, the applicable performance targets shall be established, in the Committee's discretion, based on one or more of the Performance Goals described under the section titled "Restricted Shares and Restricted Units." To the extent that a participant is not subject to Section 162(m) of the IRC, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, at its discretion, may adjust the performance targets.

ELIGIBILITY AND LIMITATION ON AWARDS

The Committee may grant awards to any officer, key employee, director, consultant, independent contractor or advisor of Armor Holdings or its affiliates. It is presently contemplated that approximately 100 persons will be eligible to receive awards.

Under the 2005 Stock Incentive Plan, 750,000 is the maximum number of shares of common stock that can be subject to Awards granted to a participant in any calendar year. Furthermore, in order to facilitate approval of this proposal and assuage any stockholder concerns regarding the number of options Armor Holdings intends to grant in a given fiscal year, Armor Holdings commits to its stockholders that, except in the case of options granted in connection with acquisitions to effectuate an exchange of options held by the target companies' optionees, the average annual awards made under the 2005 Stock Incentive Plan during the next three fiscal years will not exceed the greater of (i) the industry mean (calculated as a percentage) for the Global Industry Classification Standard in which we may be assigned by Standard & Poor's from time to time or (ii) 2%. Such percentage limitations will be calculated at the end of each fiscal year in question based upon the number of awards for such year divided by the number of outstanding shares at the end of such fiscal year. For every share subject to an award other than an option or stock appreciation right, two shares shall be counted against the foregoing limitations.

AWARDS GRANTED UNDER THE 2005 STOCK INCENTIVE PLAN

As of the date hereof, no specific awards, other than stock options to purchase an aggregate of up to 187,500 shares of common stock and stock bonus awards aggregating up to 618,000 shares of common stock which may be granted pursuant to the 2005 Award described below under Proposal No. 4 regarding approval of the 2005 Annual Incentive Plan if certain performance targets are achieved, have been granted or are contemplated under the 2005 Stock Incentive Plan. In particular, if the 2005 Stock Incentive Plan is approved by the stockholders, each of our non-management directors will receive options to purchase 37,500 shares of common stock. In addition, if the 2005 Stock Incentive Plan is approved by our stockholders and certain performance targets are achieved by Armor Holdings, our executive officers will be entitled to the stock bonus awards issued under the 2005 Stock Incentive Plan as described under the heading "2005 Award" under Proposal No. 4 below regarding approval of the 2005

Annual Incentive Plan; provided, however, in the event the awards are issuable by Armor Holdings, it may in its discretion, determine to cash settle such awards by paying to the recipients of such awards cash in an amount equal to the value of such shares on the date they would have been issuable. In addition, except for the contemplated grants of stock options and restricted stock by Armor Holdings, the exact types and amounts of any future awards to be made to any eligible participants pursuant to the 2005 Stock Incentive Plan are not presently determinable. As a result of the discretionary nature of the 2005 Stock Incentive Plan, except for the contemplated grants of stock options and restricted stock by Armor Holdings, it is not possible to state who the participants in the 2005 Stock Incentive Plan will be in the future or the number of options or other awards to be received by a person or group.

SHARES SUBJECT TO THE 2005 STOCK INCENTIVE PLAN

An aggregate of 2,500,000 shares of common stock is reserved for issuance and available for awards under the 2005 Stock Incentive Plan. In addition to the limits described under the section entitled "Eligibility and Limitation on Awards," the 2005 Stock Incentive Plan provides that awards other than stock options and stock appreciation rights will be counted against the availability under the 2005 Stock Incentive Plan in a 1.8 to 1 ratio. For example, if we issue 100 shares of restricted common stock under the 2005 Stock Incentive Plan, we would reduce the availability under the 2005 Stock Incentive Plan by 180 shares. Shares of common stock not actually issued (as a result, for example, of the lapse of an option) are available for additional grants. Shares to be issued or purchased under the 2005 Stock Incentive Plan may be either authorized but unissued common stock or treasury shares. Shares issued with respect to awards assumed by Armor Holdings in connection with acquisitions do not count against the total number of shares available under the 2005 Stock Incentive Plan.

ANTI-DILUTION PROTECTION

In the event of any changes in the capital structure of Armor Holdings, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the 2005 Stock Incentive Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the 2005 Stock Incentive Plan, the number of shares of common stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

AMENDMENT AND TERMINATION

The Board of Directors may at any time amend or terminate the 2005 Stock Incentive Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the 2005 Stock Incentive Plan without the consent of the recipient. No awards may be made under the 2005 Stock Incentive Plan after the tenth anniversary of its effective date. Certain provisions of the 2005 Stock Incentive Plan relating to performance-based awards under Section 162(m) of the IRC will expire on the fifth anniversary of the effective date.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax consequences of the issuance and/or exercise of awards under the 2005 Stock Incentive Plan are as described below. The following information is only a summary of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options.    The 2005 Stock Incentive Plan qualifies as an incentive stock option plan within the meaning of Section 422 of the IRC. A recipient who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the recipient disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the transfer of the shares to the recipient (the required statutory "holding period"), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) Armor Holdings will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Armor Holdings will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder's income for alternative minimum tax purposes.

Nonqualified Stock Options.    The recipient of a nonqualified stock option under the 2005 Stock Incentive Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. Armor Holdings generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights.    A recipient who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of Armor Holdings' common stock from the date of grant of the SAR to the date of exercise); and (b) Armor Holdings will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Restricted Shares.    A recipient will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such restricted shares to the recipient, elects under Section 83(b) of the IRC to include in income the fair market value of the restricted shares as of the date of such transfer. Armor Holdings will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by Armor Holdings unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by Armor Holdings.

Restricted Units.    A participant will normally not recognize taxable income upon an award of restricted units, and Armor Holdings will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and Armor Holdings will be entitled to a deduction in the same amount.

Performance Awards.    Normally, a participant will not recognize taxable income upon the grant of performance awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. Armor Holdings also will then be entitled to a deduction in the same amount.

EFFECTIVE DATE

The 2005 Stock Incentive Plan shall be effective immediately on the date of its approval by the stockholders of Armor Holdings. If not approved by the stockholders, no awards will be made under the 2005 Stock Incentive Plan. If and when the 2005 Stock Incentive Plan becomes effective, Armor Holdings' 1999 Stock Inventive Plan and 2002 Stock Incentive Plan will be frozen such that no further awards will be made under the 1999 Stock Incentive Plan and 2002 Stock Incentive Plan, and any shares of common stock then remaining available for grant under the 1999 Stock Incentive Plan and 2002 Stock Incentive Plan will be canceled. However, shares of common stock subject to outstanding awards granted under the 1999 Stock Incentive Plan and 2002 Stock Incentive Plan prior to the effective date of the 2005 Stock Incentive Plan will remain available for issuance under the 1999 Stock Incentive Plan and 2002 Stock Incentive Plan, and the 1999 Stock Incentive Plan and 2002 Stock Incentive Plan will remain in effect after the effective date of the 2005 Stock Incentive Plan to the extent necessary to administer such previously granted awards.

VOTE REQUIRED

Approval of the 2005 Stock Incentive Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting of Stockholders, assuming the presence of a quorum. If the stockholders do not approve the 2005 Stock Incentive Plan, it will not be implemented, but Armor Holdings reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of Armor Holdings and its stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE 2005 STOCK INCENTIVE PLAN.

PROPOSAL 4

APPROVAL OF THE 2005 ANNUAL INCENTIVE PLAN

Armor Holdings' Board of Directors has adopted the 2005 Annual Incentive Plan and is submitting the 2005 Annual Incentive Plan to the stockholders for approval. The following summary of the 2005 Annual Incentive Plan is qualified in its entirety by reference to the complete text of the 2005 Annual Incentive Plan, which is attached to this Proxy Statement as Appendix B. Approval of this proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and casting votes on the proposal at the 2005 Annual Meeting of Stockholders. Broker non-votes and abstentions will have no effect on the outcome of this proposal. The 2005 Annual Incentive Plan will become effective as of the date that it is approved by the stockholders.

Section 162(m) of the IRC limits the tax deduction available to a public company for compensation paid to certain executive officers, unless the compensation qualifies as "performance based." The Board of Directors believes that in light of Section162(m) of the IRC, it is desirable to adopt an incentive bonus plan to provide for objective performance goals, and to submit the plan for stockholder approval. This will enable the awards paid to these executives under the 2005 Annual Incentive Plan to qualify as "performance based" compensation for purposes of Section 162(m) of the IRC, and thereby continue to be deductible by Armor Holdings without regard to the deduction limit otherwise imposed by Section 162(m) of the IRC.

Purpose.    The purpose of the 2005 Annual Incentive Plan is to increase incentives for key employees to attain and maintain high standards of performance, to attract and retain employees of outstanding competence and ability and to provide a means whereby these employees can contribute to the growth, profitability and increased shareholder value of Armor Holdings.

Administration.    The Compensation Committee has been designated to administer the 2005 Annual Incentive Plan. The Committee will interpret the 2005 Annual Incentive Plan, prescribe, amend, and rescind rules relating to it, select eligible participants, and take all other actions necessary for its administration, which actions will be final and binding upon all participants. To the extent not otherwise provided for under Armor Holdings' Certificate of Incorporation and Amended and Restated By-laws, members of the Committee are entitled to be indemnified by Armor Holdings with respect to claims relating to their actions in the administration of the 2005 Annual Incentive Plan, so long as such action is taken in good faith and within the scope of the Committee's authority under the 2005 Annual Incentive Plan. In addition, the Committee may delegate its authority and responsibility under the 2005 Annual Incentive Plan to the full Board or to employees of Armor Holdings, subject to the requirements and limitations of Section 162(m) of the IRC.

Selection of Participants.    For each calendar year or other applicable period chosen by the Committee for measuring performance with respect to an award under the 2005 Annual Incentive Plan (the "Performance Period"), the Committee will designate the participants who will be eligible to receive a bonus award under the 2005 Annual Incentive Plan for such period. Awards may be granted to key executive employees of Armor Holdings, including those employees who are deemed to qualify as "covered employees" as defined in Section 162(m) of the IRC (approximately 6 individuals as of May 23, 2005). The Committee will make its determination of participants prior to the commencement of the Performance Period, or at such other time as permitted by Section 162(m) of the IRC.

Performance Objectives.    For each Performance Period, the Committee will establish the applicable performance objectives prior to, or reasonably promptly following the commencement of the Performance Period. With respect to any participant who is a covered employee for purposes of Section 162(m) of the IRC, the Committee will establish such performance objectives in writing no later than the first ninety (90) days of the Performance Period (or before expiration of 25% of the Performance Period if the Performance Period is less than one year), or at such other time as permitted by Section 162(m) of the IRC. The performance objectives selected will be relative or absolute measures of any one or more of the "Business Criteria" described below. The performance objectives will, subject to the required certification described below, state an objective method for computing the amount of the award payable to the participant upon attainment of the performance objectives. The formula will set the target level of performance required for the performance objectives to be attained.

A performance objective may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures.

Business Criteria.    The business criteria for purposes of the 2005 Annual Incentive Plan are specified levels of one or more of the following: revenue; net revenue; revenue growth; net revenue growth; EBITDA; adjusted EBITDA; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; and confidential business unit objectives.

The above terms shall have the same meaning as in Armor Holdings' financial statements, or if the terms are not used in Armor Holdings' financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Award Certification.    Upon completion of the applicable Performance Period, the Committee will certify in writing prior to payment of the award that the performance objective has been attained and the award is payable. With respect to Committee certification, approved minutes of the meeting in which the certification is made will be treated as written certification.

Maximum Award Payable.    With respect to awards to be settled in cash, a participant will not be granted awards in any calendar year that would allow the participant to earn a cash payment in excess of $5,000,000 in the aggregate. With respect to awards to be settled in stock, a participant will not be granted awards in any calendar year that would permit the participant in the aggregate to receive stock in excess of the applicable annual limit contained in the stock incentive plan from which the stock settling the award is to be issued.

Discretion to Adjust Awards.    The Committee, in its sole and absolute discretion, may increase or reduce the amount of any award at any time and for any reason. With respect to any award to a participant who is a covered employee for purposes of Section 162(m) of the IRC, the Committee may only reduce or eliminate the amount of such award. In addition, the Committee may adjust performance objectives, the terms of awards or both, to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of Armor Holdings into another corporation, any consolidation of Armor Holdings into another corporation, any separation of Armor Holdings (including a spinoff or the distribution of stock or property of Armor Holdings), any reorganization of Armor Holdings or a large, special and non-recurring dividend paid or distributed by Armor Holdings, (iii) any partial or complete liquidation of Armor Holdings, or (iv) a change in accounting or other relevant rules or regulations (but only to the extent such change occurs during the applicable period in which performance objectives may be established under Section 162(m) of the IRC as described above under Performance Objectives). However, any adjustment with respect to an award to a participant who is a covered employee for purposes of Section 162(m) of the IRC must be consistent with the deductibility of awards under Section 162(m) of the IRC and regulations thereunder. Notwithstanding the foregoing, the Committee may provide for payment of a full or partial award prior to completion of a Performance Period upon the occurrence of a "Change-of-Control Event" (as defined in the 2005 Annual Incentive Plan).

Payment of Awards.    Awards will be paid to participants in lump sum cash payments as soon as administratively practicable after the completion of the Performance Period and after the Committee certifies that the awards are payable. The 2005 Annual Incentive Plan permits deferral of the receipt of awards to the extent permitted under another plan or arrangement provided by Armor Holdings and consistent with the deferred compensation requirements of Section 409A of the IRC.

Stockholder Approval.    No award will be payable under the 2005 Annual Incentive Plan unless the 2005 Annual Incentive Plan is approved by the stockholders in accordance with Section162(m) of the IRC and regulations thereunder.

Amendment and Termination of the 2005 Annual Incentive Plan.    Armor Holdings' Board of Directors may amend or terminate the 2005 Annual Incentive Plan at any time, except that that the Board may not amend the 2005 Annual Incentive Plan in any manner that (i) requires approval by stockholders under applicable law, regulations or exchange rules without obtaining such approval, or (ii) substantially alters or impairs any award previously made under the 2005 Annual Incentive Plan, without the participant's consent.

2005 Award.    In accordance with the 2005 Annual Incentive Plan, the Board of Directors has determined to make awards to specified executive officers of Armor Holdings based on a number of performance criteria including, but not limited to, adjusted EBITDA and stock price performance. If such performance criteria are achieved or exceeded, such executives will be entitled to receive cash awards, up to a maximum of $5,000,000 per individual per year, and shares of restricted stock not to exceed 502,500 shares in the aggregate to all of such executives for fiscal 2005. Except as may be set forth in specific employment agreements, the Board of Directors has the discretion to determine the amount of awards to be granted to such executives, within the parameters of the 2005 Annual Incentive Plan.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE 2005 ANNUAL INCENTIVE PLAN

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K and the amendment thereto for the fiscal year ended December 31, 2004, including the financial statements and schedules, as filed with the Commission. Stockholders should direct the written request to Armor Holdings, Inc., c/o the Secretary at 13386 International Parkway, Jacksonville, Florida 32218.

REQUIREMENTS FOR SUBMISSION OF
STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND
OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2006 Annual Meeting, the proposal must be received by us at our principal executive offices at 13386 International Parkway, Jacksonville, Florida 32218 by January 23, 2006 (or, if the 2006 Annual Meeting is called for a date not within 30 calendar days before or after June 22, 2006, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of the Secretary of Armor Holdings, Inc. and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Amended and Restated Bylaws, and as permitted by the rules of the Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as Directors or to introduce an item of business at a meeting of our stockholders. These procedures provide that nominations for Director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a Director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the New York Stock Exchange, the Exchange Act, the rules and regulations of the Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the New York Stock Exchange's rules.

We must receive notice of the intention to introduce a Director nomination or to present an item of business at our 2006 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 22, 2006 if our 2006 Annual Meeting is held within thirty (30) days before or after June 22, 2006; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2006 Annual Meeting is not held within thirty (30) days before or after June 22, 2006. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a Director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

Assuming that our 2006 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a Director nomination or other item of business at that meeting not less than sixty (60) days nor more than ninety (90) days prior to June 22, 2006. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting. In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS
PHILIP A. BARATELLI SECRETARY

APPENDIX A

2005 STOCK INCENTIVE PLAN

ARMOR HOLDINGS, INC.
2005 STOCK INCENTIVE PLAN

1.    PURPOSE.    The purpose of Armor Holdings, Inc. 2005 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between stockholders and these eligible persons.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards Restricted Stock Unit Awards and Performance Awards and other Stock-Based Awards, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

2.    SHARES SUBJECT TO THE PLAN.    Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,500,000 Shares. Any Shares issued in connection with Awards granted under Sections 6 or 7 (e.g., restricted stock, performance shares) will be counted against the reserve limit described above as one and eight-tenths (1.8) Shares for every one Share issued in connection with such Award or by which the Award is valued by reference. Shares that have been (a) reserved for issuance under options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. In the event of the exercise of SARs, whether or not granted in tandem with options, only the number of shares of Common Stock with respect to which such SARs are exercised shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder, and any Common Stock subject to tandem options, or portions thereof, which have been surrendered in connection with any such exercise of SARs shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. The Shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company. Subject to adjustment in accordance with Section 18.4, no Participant shall be granted Awards in respect of more than 750,000 shares of Common Stock in any calendar year.

3.    ELIGIBILITY.    ISO's (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Subsidiary of the Company.

4.    ADMINISTRATION.

4.1    Committee Authority. This Plan will be administered by the Committee. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a)	select persons to receive Awards;

(b)	determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

(c)	determine the vesting, exerciseability and payment of Awards;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(e)	determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(f)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(g)	make all factual determinations with respect to, and otherwise construe and interpret, this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(h)	grant waivers of Plan or Award conditions;

(i)	determine whether an Award has been earned;

(j)	accelerate the vesting of any Award; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.

The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

4.2    Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee and any delegation by the Committee to designated officers or employees shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable. Notwithstanding any other provision of the Plan, if the Committee deems it to be in the best interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 16(b) of the Exchange Act, Section 162(m) of the Code, or any other relevant statute or regulation.

5.    STOCK OPTIONS.    The Committee may grant Options to eligible persons and will determine whether such options will be intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or nonqualified stock options (options not intended to qualify as incentive stock options) ("NQSO's"), the number of Shares subject to the Option, the Exercise Price of the option, the period during which the option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1    Form of Option Grant.    Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2    Exercise Period.    Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of seven (7) years from the date the option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.3    Exercise Price.    The Exercise Price of an option will be determined by the Committee when the option is granted, but in any event will not be less than 100% of the Fair Market Value of the Shares on the date of grant; provided, the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. In addition, the Exercise Price may (i) be subject to a limit on the economic value that may be realized by a Participant from an option or SAR, or otherwise (ii) vary from the original purchase price, provided that such variable purchase price can never be less than the Fair Market Value of the shares of Common Stock subject to such option or SAR, determined as of the date of grant

5.4    Date of Grant.    The date of grant of an Option will be the date on which the Committee makes the determination to grant such option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.5    Method of Exercise.    Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved from time to time by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

5.6    Termination.    Unless otherwise expressly provided in an Award Agreement or otherwise determined by the Committee, exercise of an option will always be subject to the following:

(a)	If the Participant is Terminated for any reason (including voluntary Termination) other than death or Disability, then the Participant may exercise such Participant's Options only to the extent that such options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

(b)	If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

(c)	Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Committee shall give the Participant an opportunity to present to the Committee evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is terminated.

(d)	If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

5.7    Limitations on ISO.    The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Subsidiary of the Company) will not exceed $100,000 or such other amount as may be required by the Code. If the Fair Market Value of Shares on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO's, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any option previously granted and (ii) except as provided for in Section 18 of the Plan, options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company's stockholders. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

5.9    Limitations on Exercise.    The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent Participant from exercising the option for the full number of Shares for which it is then exercisable.

5.10    No Disqualification.    Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

5.11    Lapsed Grants.    Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (i) the lapse was solely the result of the Company's inability to timely execute the exercise of an option award prior to its lapse, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

5.12    Stock Appreciation Rights (SARs).    In addition to the grant of options, as set forth above, the Committee may also grant SARs to any person eligible to be a Participant, which grant shall consist of a right that is the economic equivalent, and in all other regards is identical to a stock option that is permitted to be granted under the Plan, except that on the exercise of such SAR, the Participant shall receive shares of Common Stock having a Fair Market Value that is equal to the Fair Market Value of the shares of Common Stock that would be subject to such an option, reduced by the amount that would be required to be paid by the Participant as the purchase price on exercise of such option. A grant of a SAR shall be documented by means of an Award Agreement (a "SAR Agreement") containing the relevant terms and conditions of such grant. The Exercise Price for a SAR shall be subject to the same requirements as Options under Section 5.3 and no SAR may be exercisable after the expiration of seven (7) years from the date the SAR is granted. For purposes of the limitation on the number of shares of Common Stock that may be subject to Stock Options granted to any employee during any one calendar year, and for purposes of the aggregate limitation on the number of shares of Common Stock that may be subject to grants under the Plan, SARs shall be treated in the same manner as options would be treated.

6.    RESTRICTED STOCK.

6.1.    Restricted Stock Awards.    The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. If the Committee determines to make performance-based Awards of restricted Shares under this Section 6 to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. The terms of any Restricted Stock Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

6.2    Issuance of Restricted Shares.    As soon as practicable after the Date of Grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Section 6 shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of restricted Shares, the share certificates representing such restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 6.5, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 6.5, free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

6.3    Shareholder Rights.    Beginning on the Date of Grant of the Restricted Stock Award and subject to execution of the Award Agreement as provided in Section 6.2, the Participant shall become a shareholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such restricted Shares and held or restricted as provided in Section 6.2.

6.4    Restriction on Transferability.    None of the restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

6.5    Delivery of Shares Upon Vesting.    Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 6.7, the restrictions applicable to the restricted Shares shall lapse. As promptly as administratively feasible thereafter, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

6.6    Forfeiture of Restricted Shares.    Subject to Sections 6.7, all restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

6.7    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Section 6 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the restricted Shares) as the Committee shall deem appropriate.

6.8    Restricted Stock Unit Awards.    Without limiting the generality of the foregoing provisions of this Section 6, and subject to such terms, limitations and restrictions as the Committee may impose, Participants designated by the Committee may receive Awards of Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to the achievement of one or more goals relating to the completion of service by the Participant and/or the achievement of performance or other objectives. If the Committee determines to make performance-based Awards of Restricted Stock Units under this Section 6.8 to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. Restricted Stock Unit Awards shall be subject to the restrictions, terms and conditions contained in the Plan and the applicable Award Agreements entered into by the appropriate Participants. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Restricted Stock Unit Award. Upon the lapse or release of all restrictions with respect to a Restricted Stock Unit Award or at a later date if distribution has been deferred, one or more share certificates, registered in the name of the Participant, for an appropriate number of shares, free of any restrictions set forth in the Plan and the related Award Agreement shall be delivered to the Participant. A Participant's Restricted Stock Unit Award shall not be contingent on any payment by or consideration from the Participant other than the rendering of services. Notwithstanding anything contained in this Section 6.8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Stock Units) as the Committee shall deem appropriate.

7.    PERFORMANCE AND OTHER STOCK-BASED AWARDS.

7.1    Performance Awards.

(a)    Award Periods and Calculations of Potential Incentive Amounts.    The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b)    Performance Targets.    The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Factors specified in the definition set forth in Section 24. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

(c)    Earning Performance Awards.    The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

(d)    Payment of Earned Performance Awards.    Payments of earned Performance Awards shall be made in cash, Common Stock or Stock Units, or a combination of cash, Common Stock and Stock Units, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

(e)    Termination of Service.    In the event of a Participant's Termination during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

7.2.    Grant of Other Stock-Based Awards.    Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

7.3.    Terms of Other Stock-Based Awards.    In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to Section 7.2 shall be subject to the following:

(a)    Any Common Stock subject to Awards made under Section 7.2 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b)    If specified by the Committee in the Award Agreement, the recipient of an Award under Section 7.2 shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c)    The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of the Participant's Termination prior to the exercise, realization or payment of such Award, whether such termination occurs because of retirement, Disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

8.    PAYMENT FOR SHARE PURCHASES.

8.1    Payment.    Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participant's Award Agreement and where permitted by law:

(a)    by cancellation of indebtedness of the Company to the Participant;

(b)    by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

(c)    by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under the Code;

(d)    by waiver of compensation due or accrued to the Participant for services rendered;

(e)    with respect only to purchases upon exercise of an option, and provided that a public market for the Company's stock exists:

(1)	through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)	through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)    by any combination of the foregoing or other method authorized by the Committee.

At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an Option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership.

8.2    Loan Guarantees.    Except as prohibited by law or regulation, the Committee may authorize a guarantee by the Company of a third-party loan to the Participant for the purpose of purchasing Shares awarded under this Plan.

9.    WITHHOLDING TAXES.

9.1    Withholding Generally.    Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

9.2    Stock Withholding.    When, under applicable law, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

10.    PRIVILEGES OF STOCK OWNERSHIP.    No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or, other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

11.    TRANSFERABILITY.

11.1    Non-Transferability of Options.    No Option granted under the Plan shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and such option right shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may set forth in an Award Agreement at the time of grant or thereafter, that the Options (other than Incentive Stock Options) may be transferred to members of the Participant's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members, as the case may be. For this purpose, immediate family means the Participant's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

11.2    Rights of Transferee.    Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 11.1 above, the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the Participant or Participant's estate would have been entitled to exercise it if the Participant had not transferred the Option. In the event of the death of the Participant prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date 12 months following the date of the Participant's death. In no event will the option be exercisable after the expiration of the exercise period set forth in the Award Agreement. The Option shall be subject to such other rules relating to transferees as the Committee shall determine.

12.    RESTRICTIONS ON SHARES.    At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within three (3) months after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

13.    CERTIFICATES.    All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14.    ESCROW; PLEDGE OF SHARES.    To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15.    EXCHANGE AND BUYOUT OF AWARDS.    The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted (other than an option with respect to which the Fair Market Value of the shares subject to such option is less than the Exercise Price of such option) with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.    An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.    NO OBLIGATION TO EMPLOY.    Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

18.    CORPORATE TRANSACTIONS.

18.1    Assumption or Replacement of Awards by Successor.    If a Change-of-Control Event occurs:

(i)	the successor company in any Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

(1)	substitute equivalent options or Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

(2)	issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

(ii)	Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

18.2    Other Treatment of Awards.    Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

18.3    Assumption of Awards by the Company.    The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18.4    Adjustment of Shares.    In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

19.    ADOPTION AND STOCKHOLDER APPROVAL.    This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

20.    TERM OF PLAN.    Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board. The expiration of the Plan, however, shall not affect the rights of Participants under Options theretofore granted to them, and all unexpired options and Awards shall continue in force and operation after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions.

21.    AMENDMENT OR TERMINATION OF PLAN.    The Board may at any time terminate or amend this Plan in any respect, including without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires such stockholder approval, or (ii) without the written consent of the Participant substantially alter or impair any Option or Award previously granted under the Plan. Notwithstanding the foregoing, if an option has been transferred in accordance with the terms of this Plan, written consent of the transferee (and not the Participant) shall be necessary to substantially alter or impair any option or Award previously granted under the Plan.

22.    EFFECT OF SECTION 162(m) OF THE CODE.    The Plan, and all Awards designated by the Committee as "performance-based compensation" for purposes of Section 162(m) of the Code are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to certain executives in excess of $1 million per year. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act or in accordance with applicable market or exchange requirements), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained. Notwithstanding the foregoing, if the Committee deems it to be in the best interest of the Company, the Committee retains the discretion to make such Awards under the Plan that may not comply with the requirements of Section 162(m) of the Code.

23.    GENERAL.

23.1    Additional Provisions of an Award.    Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the

Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stork acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant's ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement. In addition, the Committee may, in its discretion, provide in an Award Agreement that, in the event that the Participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Participant will forfeit all rights under any Options that remain outstanding as of the time of such act and will return to the Company an amount of shares with a Fair Market Value (determined as of the date such shares are returned) equal to the amount of any gain realized upon the exercise of any Option that occurred within a specified time period.

23.2.    Claim to Awards and Employment Rights.    Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

23.3.    Designation and Change of Beneficiary.    Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

23.4.    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

23.5.    No Liability of Committee Members.    No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

23.6.    Governing Law.    The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

23.7.    Funding.    No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

23.8.    Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

23.9.    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

23.10.    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

23.11.    Pronouns.    Masculine pronouns and other words of masculine gender shall refer to both men and women.

23.12.    Titles and Headings.    The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

23.13.    Termination of Employment.    For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

23.14    Nonexclusivity of the Plan.    Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.15    Employees Based Outside of the United States.    Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

24.    DEFINITIONS.    As used in this Plan, the following terms will have the following meanings:

"Affiliate" means any entity in which the Company has an ownership interest of at least 20%.

"Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

"Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

"Board" means the Board of Directors of the Company.

"Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

"Change-of-Control Event" means the occurrence of any one or more of the following events: (i) there shall have been a change in a majority of the Board of Directors of the Company within a two (2) year period, unless the appointment of a director or the nomination for election by the Company's stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such two (2) year period, or (ii) the Company shall have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

"Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

"Common Stock" means the outstanding common stock, par value $0.01 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

"Committee" means the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board.

"Company" means Armor Holdings, Inc., a Delaware corporation, or any successor corporation.

"Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

a.	if such Common Stock is publicly traded and is then listed on a national securities exchange (i.e. The New York Stock Exchange), its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

b.	if such Common Stork is publicly traded and is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

c.	if such Common Stock is publicly traded but is not quoted on the NASDAQ National market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith, and if there were no trades on such date, on the day on which a trade occurred next preceding such date;

d.	if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

"Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

"NASD Dealer" has the meaning set forth in section 8(e).

"NQSO's" has the meaning set forth in Section 5.

"Option" means an award of an option to purchase Shares pursuant to Section 5.

"Outside Director" means a person who is both (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

"Participant" means a person who receives an Award under this Plan.

"Performance Award" means an Award of Shares, or cash in lieu of Shares, pursuant to Section 7.

"Performance Factors" means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; and confidential business unit objectives.

"Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Performance Awards.

"Plan" means Armor Holdings, Inc. 2005 Stock Incentive Plan, as amended from time to time.

"Restricted Stock Award" means an award of Shares pursuant to Section 6.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

"Stock Unit" means an Award giving the right to receive Shares granted under either Section 6.8 or Section 7 of the Plan.

"Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

"Ten Percent Stockholder" has the meaning set forth in Section 5.2.

"Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

"Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

"Vested Shares" means "Vested Shares" as defined in the Award Agreement.

APPENDIX B

2005 ANNUAL INCENTIVE PLAN

ARMOR HOLDINGS, INC.

2005 ANNUAL INCENTIVE PLAN

1.    Purpose.    The purpose of Armor Holdings, Inc. 2005 Annual Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may provide incentives to attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby these individuals can contribute to the growth, profitability and increased shareholder value of the Company.

2.    Eligibility.    Awards may be granted to key executive employees of the Company or any Affiliate or Subsidiary of the Company.

3.    Administration.

3.1    Committee Authority.    This Plan will be administered by the Committee. Except as otherwise provided in Section 3.2, any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a)	select persons to receive Awards;

(b)	determine the type, terms and conditions of, and all matters relating to, Awards;

(c)	correct any defect, supply any omission or reconcile any inconsistency in this Plan and any Award;

(d)	determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(e)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(f)	make all factual determinations with respect to, and otherwise construe and interpret, this Plan, any Award and any other document executed pursuant to this Plan;

(g)	determine whether an Award has been earned; and

(h)	make all other determinations necessary or advisable for the administration of this Plan.

The Committee's interpretation of this Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to this Plan will be final, binding, and conclusive on all parties unless otherwise determined by the Board.

3.2    Committee Discretion.    Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate its responsibility with respect to the administration of this Plan to one or more officers of the Company, to one or more members of the Committee or to one or more members of the Board; provided, however, that the Committee may not delegate its responsibility (i) to make Awards to officers of the Company; (ii) to make Awards which are intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code; or (iii) to certify the satisfaction of Performance Objectives pursuant to Section 4.6 in accordance with Section 162(m) of the Code. The Committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute documents under the Plan to one or more members of the Committee or to one or more officers of the Company. References herein to the Committee will be deemed to include the Board or any other party to whom the Committee has delegated its authority or responsibility under the Plan, unless the context clearly indicates otherwise.

4.    Awards.

4.1    Types of Awards.    The Committee has the authority and discretion to grant Awards to Participants consistent with and subject to the provisions of the Plan.

4.2    Form of Award.    An Award will represent the conditional right of the Participant to receive cash or other property based upon achievement of one or more pre-established Performance Objectives during a Performance Period, subject to the terms of this Article 4 and the other applicable terms of this Plan. Awards will be subject to such conditions, including deferral of settlement, risks of forfeiture, restrictions on transferability and other terms and conditions as will be specified by the Committee at the time of or following the grant of such Award.

4.3    Performance Objectives.    The Committee will establish the Performance Objective for each Award, consisting of one or more business criteria permitted as Performance Goals hereunder, one or more levels of performance with respect to each such criteria, and the amount or amounts payable or other rights that the Participant will be entitled to upon achievement of such levels of performance. The Performance Objective will be established by the Committee prior to, or reasonably promptly following the inception of, a Performance Period, but, with respect to any Award to a Participant who is a Covered Employee, by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed.

4.4    Additional Provisions Applicable to Awards.    More than one Performance Goal may be incorporated in a Performance Objective, in which case achievement with respect to each Performance Goal may be assessed individually or in combination with each other. The Committee may, in connection with the establishment of Performance Objectives for a Performance Period, establish a matrix setting forth the relationship between performance on two or more Performance Goals and the amount of the Award payable for that Performance Period. The level or levels of performance specified with respect to a Performance Goal may be established in absolute terms as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine. With respect to any Award to a Participant who is a Covered Employee, Performance Objectives will be objective and will otherwise meet the requirements of Section 162(m) of the Code. Performance Objectives may differ for Awards granted to any one Participant or to different Participants.

4.5    Duration of the Performance Period.    The Committee will establish the duration of each Performance Period at the time that it sets the Performance Objectives applicable to that Performance Period. The Committee will be authorized to permit overlapping or consecutive Performance Periods.

4.6    Certification.    Following the completion of each Performance Period, the Committee will certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the Performance Objective and other material terms for paying amounts in respect of each Award related to that Performance Period have been achieved or met. Unless the Committee determines otherwise, Awards will not be settled until the Committee has made the certification specified under this Section 4.6.

4.7    Adjustment.    The Committee in its sole discretion has the authority to increase or reduce the amount payable with respect to an Award at any time and for any reason. Notwithstanding the foregoing, with respect to an Award to a Participant who is a Covered Employee, the Committee may only reduce or eliminate the amount of such Award and may do so for any reason, including, without limitation, changes in the position or duties of the Participant with the Company during or after a Performance Period, whether due to any termination of employment (including death, Disability, retirement, voluntary termination or termination with or without Cause) or otherwise (and no such reduction or elimination of an Award to one Participant will result in an increase in the amount of any other Participant's Award). In addition, to the extent necessary to preserve the intended economic effects of the Plan to the Company and the Participants, the Committee will adjust Performance Objectives, the Awards or both to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of the Company, Affiliate or Subsidiary into another corporation, any consolidation of the Company, Affiliate or Subsidiary into another corporation, any separation of the Company,

Affiliate or Subsidiary (including a spinoff or the distribution of stock or property of the Company, Affiliate or Subsidiary), any reorganization of the Company, Affiliate or Subsidiary or a large, special and non-recurring dividend paid or distributed by the Company (whether or not such reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of the Company, Affiliate or Subsidiary or (iv) a change in accounting or other relevant rules or regulations (any adjustment pursuant to this clause (iv) will be subject to the timing requirements of the last sentence of the definition of "Performance Goals"); provided, however, that with respect to any Participant who is a Covered Employee, no adjustment hereunder will be authorized or made if and to the extent that the Committee determines that such authorization or the making of such adjustment would cause the Award to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

4.8    Timing of Payment.    Except as provided below, any amounts payable in respect of Awards for a Performance Period will generally be paid as soon as practicable following the determination in respect thereof made pursuant to Section 4.6, but in any event no later than 2½ months after the end of the calendar year in which the applicable Performance Period ends.

4.9    Deferral of Payments.    Subject to such terms, conditions and administrative guidelines as set forth in the relevant deferred compensation plan document, a Participant will have the right to elect to defer receipt of part or all of any payment due with respect to an Award, provided that such deferral does not cause the Award to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. Further, any such deferral of an Award will be administered in compliance with Section 409A of the Code, and the regulations thereunder.

4.10    Maximum Amount Payable Per Participant.    With respect to Awards to be settled in cash, a Participant will not be granted awards in any calendar year that would allow the Participant to earn a cash payment in excess of $5,000,000 in the aggregate. With respect to Awards to be settled in stock, a Participant will not be granted awards in any calendar year that would permit the Participant in the aggregate to receive stock in excess of the applicable annual limit contained in the stock incentive plan from which the stock settling the award is to be issued.

4.11    Change-of-Control.    Unless the Committee has established the effect of a Change-of-Control Event on a particular Award at the time such Award was made, or a Participant's employment agreement (or similar document) provides for treatment of any outstanding Award (or similar term) in the event of a Change-of-Control Event, the Committee will, in the event of a Change-of-Control Event, (i) determine the extent to which the Performance Objectives with respect to any incomplete Performance Periods applicable to Awards under this Article 4 in effect on the date of the Change-of-Control Event have been met based on such audited or unaudited financial information then available as it deems necessary, and (ii) cause to be paid to each Participant partial or full Awards with respect to the Performance Periods based on the Committee's determination of the degree of attainment of the Performance Objectives.

5.    Withholding Taxes.

5.1    Withholding Generally.    The Company is authorized to withhold amounts of withholding and other taxes due in connection with any transaction involving an Award from any Award granted or from any other payment to a Participant, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority will include authority for the Company to withhold or receive other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

6.    No Obligation to Employ.    Nothing in this Plan or any Award made under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

7.    Adoption And Stockholder Approval.    This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").

8.    Amendment or Termination of Plan.    The Board may at any time terminate or amend this Plan in any respect; provided, however, that the Board will not, (i) without the approval of the stockholders of the Company, amend this Plan in any manner that applicable law or regulation requires be approved by stockholders, or (ii) without the written consent of the affected Participant, substantially alter or impair any Award previously made under the Plan.

9.    Effect of Section 162(m) of the Code.    This Plan and Awards granted hereunder to Participants who qualify as Covered Employees for purposes of Section 162(m) of the Code are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to certain executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27 as in effect on the effective date of this Plan. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act or in accordance with applicable market or exchange requirements), amend this Plan retroactively and/or prospectively to the extent it determines necessary to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to this Plan.

10.    General.

10.1.    Claim to Awards and Employment Rights.    Unless otherwise expressly agreed in writing by the Company, no employee or other person will have any claim or right to be granted an Award under the Plan or, having been selected for the an Award, to be selected for any other Award.

10.2.    Designation and Change of Beneficiary.    Each Participant will file with the Committee a written designation of one or more persons as the beneficiary who will be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee will be controlling; provided, however, that no designation, or change or revocation thereof, will be effective unless received by the Committee prior to the Participant's death, and in no event will it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary will be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

10.3.    Payments to Persons Other Than Participants.    If the Committee will find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment will be a complete discharge of the liability of the Committee and the Company therefor.

10.4.    No Liability of Committee Members.    No member of the Committee will be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company will indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of this Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board will be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

10.5.    Governing Law.    The Plan and all agreements hereunder will be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

10.6.    Funding.    No provision of this Plan will require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor will the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants will have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they will have the same rights as other employees under general law.

10.7.    Reliance on Reports.    Each member of the Committee and each member of the Board will be fully justified in relying, acting or failing or refusing to act, and will not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with this Plan by any person or persons other than himself.

10.8.    Relationship to Other Benefits.    No payment under this Plan will be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

10.9.    Expenses.    The expenses of administering this Plan will be borne by the Company and its Subsidiaries and Affiliates.

10.10.    Pronouns.    Masculine pronouns and other words of masculine gender will refer to both men and women.

10.11.    Titles and Headings.    The titles and headings of the Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, will control.

10.12    Nonexclusivity of the Plan.    Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

11.    Definitions.

As used in this Plan, the following terms will have the following meanings:

"Affiliate" means any entity in which the Company has an ownership interest of at least 20%.

"Award" means the right of a Participant to receive cash or other property following the completion of a Performance Period based upon performance in respect of one or more of the Performance Goals during such Performance Period as specified in Article 4.

"Board" means the Board of Directors of the Company.

"Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

"Change-of-Control Event" means the occurrence of any one or more of the following events: (i) there will have been a change in a majority of the Board within a two (2) year period, unless the appointment of a director or the nomination for election by the Company's stockholders of each new director was approved by the vote of a majority of the directors then still in office who were in office at the beginning of such two (2) year period, or (ii) the Company will have been sold by either (A) a sale of all or substantially all its assets, or (B) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (C) a tender offer, whether solicited or unsolicited.

"Code" means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations under such section.

"Committee" means the Compensation Committee of the Board, or such other committee appointed by the Board consisting solely of two or more Outside Directors.

"Company" means Armor Holdings, Inc., a Delaware corporation, or any successor corporation.

"Covered Employee" means any employee of the Company who is a "Covered Employee," as defined in Section 162(m) of the Code.

"Disability" or "Disabled" means a disability, whether temporary or permanent, partial or total, as determined in good faith by the Committee.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Outside Director" means a person who is both (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

"Participant" means a person who receives an Award under this Plan.

"Performance Goals" means or may be expressed in terms of any of the following business criteria: revenue; net revenue; revenue growth; net revenue growth; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; funds from operations; funds from operations per share; operating income (loss); operating income growth; operating cash flow; adjusted operating cash flow return on income; net income; net income growth; pre- or after-tax income (loss); cash available for distribution; cash available for distribution per share; cash and/or cash equivalents available for operations; net earnings (loss); earnings (loss) per share; earnings per share growth; return on equity; return on assets; share price performance (based on historical performance or in relation to selected organizations or indices); total shareholder return; total shareholder return growth; economic value added; improvement in cash-flow (before or after tax); successful capital raises; and confidential business unit objectives. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Committee by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed, the Performance Goals will be determined by not accounting for a change in GAAP during a Performance Period.

"Performance Objective" means the level or levels of performance required to be attained with respect to specified Performance Goals for a Participant to become entitled to specified rights in connection with an Award.

"Performance Period" means the calendar year, or such other shorter or longer period designated by the Committee, during which performance will be measured in order to determine a Participant's entitlement to receive payment of an Award.

"Plan" means this Armor Holdings, Inc. 2005 Annual Incentive Plan, as amended from time to time.

"Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

"Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Subsidiary or Affiliate of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions regarding the Award while on leave from the employ of the Company or a Subsidiary or Affiliate as it may deem appropriate. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

Certification

The undersigned, being the Secretary of Armor Holdings, Inc., a Delaware corporation, hereby certifies that the foregoing is a true and complete copy of Armor Holdings, Inc. 2005 Annual Incentive Plan, as duly adopted by the Board of Directors of the Company on March 25, 2005, and that such plan is in full force and effect on the date hereof, without amendment or modification.

  /s/ Robert R. Schiller

ANNUAL MEETING OF STOCKHOLDERS OF

ARMOR HOLDINGS, INC.

June 22, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- O Warren B. Kanders
- O Burtt R. Ehrlich
- O David R. Haas
- O Robert R. Schiller
- O Nicholas Sokolow
- O Thomas W. Strauss
- O Deborah A. Zoullas

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2005	☐	☐	☐
3. Approval of Armor Holdings, Inc. 2005 Stock Incentive Plan	☐	☐	☐
4. Approval of Armor Holdings, Inc. 2005 Annual Incentive Plan	☐	☐	☐

PLEASE DATE, SIGN AND RETURN THIS PROXY.

THANK YOU.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ARMOR HOLDINGS, INC.

ANNUAL MEETING
June 22, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Warren B. Kanders and Burtt R. Ehrlich, or either of them, as proxies to represent the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of common stock of Armor Holdings, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Armor Holdings, Inc., to be held on June 22, 2005 at 10:00 A.M., New York City time, at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 and any adjournments and postponements thereof:

THIS BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

(Continued and to be signed on the reverse side)

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